Exhibit 10.2

PREMIUM RESOURCES LTD.

SUBSCRIPTION AGREEMENT

(UNITS)

THE UNITS BEING OFFERED FOR SALE MAY ONLY BE PURCHASED BY CANADIAN RESIDENTS, UNITED STATES RESIDENTS AND OFF-SHORE RESIDENTS, IN EACH CASE PURSUANT TO AVAILABLE EXEMPTIONS UNDER APPLICABLE SECURITIES LAWS.

THE OFFERING DESCRIBED HEREIN IS NOT, AND UNDER NO CIRCUMSTANCES IS TO BE CONSTRUED AS, A PUBLIC OFFERING OF UNITS OF PREMIUM RESOURCES LTD. THE OFFERING IS NOT BEING MADE, AND THIS SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR THE SOLICITATION OF AN OFFER TO BUY, THE UNITS, IN ANY JURISDICTION WHERE, OR TO ANY PERSON WHOM, IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION.

THE UNITS AND THE UNDERLYING COMMON SHARES AND WARRANTS HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES UNLESS REGISTERED OR EXEMPT THEREFROM.

PREMIUM RESOURCES LTD.
INSTRUCTIONS TO SUBSCRIPTION AGREEMENT

To complete this Agreement, you must:

1. **Complete and execute the first two pages following this instruction page.**

2. **Complete the applicable schedule(s) based on the following instructions:**

A. **Non-US Accredited Investors.** If you are an accredited investor, who is resident of or otherwise subject to the securities laws of a jurisdiction other than the United States, complete and execute Schedule A – *Certificate of Accredited Investor* and, if required by the category you select in Schedule A, you must also complete Schedule A1 – *Accredited Investor Questionnaire* and Schedule A2 – *Individual Accredited Investor Risk Acknowledgement Form*.

B. **Family, Friends and Business Associates (for non-Ontario residents).** If you are not a resident of Ontario and are purchasing under the Family, Friends and Business Associates Exemption, complete and execute Schedule B – *Certificate of Family, Friends and Business Associates* and, if you are a resident of Saskatchewan, complete and execute Schedule B1 – *Risk Acknowledgement Form for Family, Friend and Business Associate Investors*.

B2. **Family, Friends and Business Associates (for Ontario residents).** If you are a resident of Ontario and are purchasing under the Family, Friends and Business Associates Exemption, complete and execute Schedule B2 – *Risk Acknowledgement Form for Family, Friend and Business Associate Investors*.

C. **U.S. Subscriber.** If you are a U.S. Subscriber (as defined below), complete and execute Schedule C – *Certification of U.S. Subscriber*.

D. **Corporate Investors.** If you are not an individual, and the TSX Venture Exchange (the "**Exchange**") does not have a current Form C on file, the Subscriber must complete and execute Schedule D – *Corporate Placee Registration Form* (“**Form C**”).

E. **Cdn$150,000 Investments (non-Individuals).** If you are not a resident of or otherwise subject to the securities laws of the United States and are acquiring securities with a value of Cdn$150,000 or more and are not an individual, there are no schedules to be completed (other than Schedule D, if applicable).

F. **All Subscribers.** Complete and execute Schedule E – *Consent and Approval*.

G. **Non-Canadian Subscribers Sending Cdn$100,000 or more (Individuals).** If you are a non-Canadian individual and will be sending funds of Cdn$100,000 or more, the Subscriber must complete and execute Schedule F – *Declaration re ‘Politically Exposed Person’*.

By executing this Agreement, you will be confirming the accuracy of the applicable representations and warranties and other relevant sections of Appendix I.

3. Pay the Purchase Price and Deliver this Agreement.

This signed Agreement, including all required Schedules, should be sent to Fiore Management & Advisory Corp.

The aggregate Purchase Price payable in Canadian dollars by certified cheque, bank draft or wire transfer should be sent to Computershare Trust Company of Canada ("**Computershare**"), as Escrow Agent, or the Subscriber should arrange for delivery against payment with Fiore Management & Advisory Corp. Please make cheques or bank drafts payable to "Computershare Trust Company of Canada, In Trust". The Purchase Price will be held by Computershare and only released in accordance with the Escrow Agent Direction in Appendix II.

If you are paying by wire transfer, include the full name of the Subscriber and sufficient funds so that the total Purchase Price is received, net of wire transfer fees:

Wire Instructions:		**Contact and Delivery Instructions:**	
Bank:	Scotiabank	Delivery Address:	Fiore Management & Advisory Corp. 595 Burrard Street, Suite 3123 Vancouver, British Columbia, V7X 1J1 Attn: Lindsey Le
Bank Transit Number:	03020		
Institution:	002		
Swift Code:	NOSCCATT		
Account Number:	014200089915		
Beneficiary Name:	Computershare Trust Company of Canada		
Reference:	Wires MUST reference "**PREM – SUBSCRIBER NAME**"		
		Email:	lle@fiorecorporation.com

SUBSCRIPTION AGREEMENT

TO: PREMIUM RESOURCES LTD. (the "Issuer") **DATE: February 13, 2025**

The Securities. The securities being sold pursuant to this Agreement (the "**Securities**") consist of units of the Issuer at a price of Cdn$0.30 per unit. Each unit consists of one common share of the Issuer (a "**Share**") and one-half of one common share purchase warrant of the Issuer (each whole warrant, a "**Warrant**"). Each Warrant will entitle the holder to purchase, for a period of three years from the date of issue, one additional Share at an exercise price of Cdn$0.55 per Share.

In this Agreement, as the context requires, "**Securities**" includes any Shares issued on exercise of the Warrants. For the purposes hereof, Cdn$0.0001 of the purchase price for each unit subscribed for will be allocated to the half-Warrant and the remainder will be allocated to the Share.

In this Agreement, "**Business Day**" means a day other than a Saturday, Sunday or any other day on which the principal chartered banks located in Vancouver, British Columbia are not open for business.

The undersigned subscriber (the "**Subscriber**") hereby irrevocably offers to subscribe for and agrees to purchase from the Issuer the number of Securities set forth below for the total purchase price set forth below (the "**Purchase Price**") upon and subject to the terms, conditions, covenants, representations and warranties set forth in the "Terms and Conditions of Subscription for Securities" attached as Appendix I hereto (the "**Subscription Terms**"). The Subscription Terms and the schedules hereto are expressly incorporated herein.

Number of Securities: ____________________ **Total Purchase Price:** Cdn$ ____________________

The Subscriber represents and warrants that:

1. the Subscriber either does not own any securities of the Issuer or beneficially owns (directly or indirectly), or exercises control or direction over the following securities:

   Common Shares ____________________

   Other Securities ____________________
   (e.g., Warrants or Options)

2. **the Subscriber is ☐ / is not ☐ (check one)** an Insider (as defined on page 3) of the Issuer;
3. **the Subscriber is ☐ / is not ☐ (check one)** a member of the Pro Group (as defined on page 3);
4. **the Subscriber is ☐ / is not ☐ (check one)** a Registrant (as defined on page 3);
5. **if a non-individual, the Subscriber:**

   a. **has ☐ /does not have ☐ (check one)** a Beneficial Owner (as defined on page 3) and, if it has a Beneficial Owner, the name and address of the Beneficial Owner is as follows:

   ____

   ____

   ____

   ____

   b. has ☐ completed the attached Schedule D – *Corporate Placee Registration Form* which the Issuer may file with the Exchange, or has a current Form C on file with the Exchange.

6. **if signing as an agent for a principal** and not deemed to be purchasing as a principal (as defined on page 3), the name and residential address of such principal is as follows:

   ____

   ____

   ____

   ____

Subscriber's Information and Signature

*Full name of Subscriber (**please print**)*

*Signature of Individual (if Subscriber **is** an individual)*

*Signature of authorized signatory (if Subscriber is **not** an individual)*

*If applicable, full name of authorized signatory (**please print**)*

*If applicable, official capacity of authorized signatory (**please print**)*

Residential Address:

Telephone Number:

Email Address*:

*by inserting your email address here you consent to the use of your email address to receive shareholder communication from the Issuer

Date of Birth:

*(If Subscriber **is** an individual)*

Principal Business/Occupation:

Incorporation Number:

*(If Subscriber **is** a corporate entity)*

Place of Incorporation:

*(If Subscriber **is** a corporate entity)*

Nature of Relationship between Subscriber and Issuer:

Certificate Delivery Instructions

(if different from the name and address given in the box to the left)

Name of Contact:

Account # (if applicable):

Delivery Address:

Telephone Number:

Email Address:

Certificate Registration Instructions

(if different from the name and address given in the box to the left)

Name:

Account # (if applicable):

Registration Address:

ACCEPTANCE: The Issuer hereby accepts the above subscription on the terms and conditions contained in this Agreement.

PREMIUM RESOURCES LTD. ________________________________, 2025.

Execution Date

Per: ________________________________

Authorized Signatory

DEFINITIONS:

1. "**Beneficial Owner**" means the ultimate control person who holds collectively, whether directly or indirectly, securities of the Subscriber entitling such person to greater than 50% of the number of votes entitled to vote on an election of directors of the Subscriber (such level of securityholding referred to below as "Voting Control"). For this purpose securities held by every "affiliate" of a person are considered to be held indirectly by the person. Persons are "affiliates" of each other as a result of one having Voting Control over the other, whether such Voting Control is through the direct ownership of securities or indirectly through one or more other persons which are linked down through a chain of persons, each of which has Voting Control over the one below it. The person at the top of such chain of persons is the ultimate control person referred to above. For the purposes of this definition "person" includes individuals, corporations, partnerships, limited partnerships, syndicates or other unincorporated forms of organization.

2. "**deemed to be purchasing as principal**" means purchasing as principal under section 2.3 of NI 45-106 by virtue of being a trust company or trust corporation described in paragraph (p) of, or by virtue of being a person described in paragraph (q) of, the definition "accredited investor" in section 1.1 of NI 45-106, and the Securities are being acquired by such principal as principal.

3. **"Exchange"** means TSX Venture Exchange.

4. "**Insider**" of an issuer, as defined in the *Securities Act* (British Columbia), means:

   (a) a director or officer of the issuer;
   (b) a director or officer of a person that is itself an insider or subsidiary of the issuer;
   (c) a person that has (i) beneficial ownership of, or control or direction over, directly or indirectly or (ii) a combination beneficial ownership of, and control or direction over, directly or indirectly, securities of the issuer carrying more than 10% of the voting rights attached to all the issuer's outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person as underwriter in the course of a distribution; or
   (d) the issuer itself, if it has purchased, redeemed or otherwise acquired a security of its own issue, for so long as it continues to hold that security.

5. "**NI 45-106**" means National Instrument 45-106 of the Canadian Securities Administrators.

6. "**Pro Group**" as defined in the Corporate Finance Manual of the Exchange means:

   (a) Subject to subparagraphs (b), (c) and (d), "Pro Group" shall include, either individually or as a group:
      (i) the member (i.e., a member of the Exchange under the Exchange requirements);
      (ii) employees of the member;
      (iii) partners, officers and directors of the member;
      (iv) affiliates of the member; and
      (v) associates of any parties referred to in subparagraphs (i) through (iv).
   (b) The Exchange may, in its discretion, include a person or party in the Pro Group for the purposes of a particular calculation where the Exchange determines that the person is not acting at arm's length to the member;
   (c) The Exchange may, in its discretion, exclude a person from the Pro Group for the purposes of a particular calculation where the Exchange determines that the person is acting at arm's length of the member;
   (d) The member may deem a person who would otherwise be included in the Pro Group pursuant to subparagraph (a) to be excluded from the Pro Group where the member determines that:
      (i) the person is an affiliate or associate of the member acting at arm's length of the member;
      (ii) the associate or affiliate has a separate corporate and reporting structure;
      (iii) there are sufficient controls on information flowing between the member and the associate or affiliate; and
      (iv) the member maintains a list of such excluded persons.

7. "**Registrant**" means a person registered or required to be registered under the securities legislation of a jurisdiction of Canada.

8. "**U.S. Subscriber**" means any Subscriber who meets one or more of the following criteria: (a) any Subscriber who is resident in the United States or a "U.S. person" as defined in Rule 902(k) of Regulation S ("Regulation S") under the United States Securities Act of 1933, as amended; (b) any person purchasing the Units on behalf of, or for the account or benefit of, any U.S. person or any person in the United States; (c) any person who receives or received an offer of the Units while in the United States; or (d) any person who is or was (or its authorized signatory is or was) in the United States at the time of the Subscriber's buy order was made or this Agreement was executed or delivered; provided however, "U.S. Subscriber" shall exclude Persons excluded from the definition of "U.S. person" pursuant to Rule 902(k)(2)(vi) or Rule 902(k)(2)(i) of Regulation S.

SCHEDULE A
CERTIFICATE OF ACCREDITED INVESTOR
(Non-US Subscribers)

TO: PREMIUM RESOURCES LTD. (the "Issuer")
RE: SUBSCRIPTION FOR SECURITIES OF THE ISSUER

The undersigned Subscriber/duly authorized representative of the Subscriber (or in the case of a trust, the trustee or an officer of the trustee of the trust) hereby certifies, represents and warrants that:

1. he/she has read the Subscription Agreement to which this Schedule A is attached and understands that the offering of the Securities is being made on a prospectus exempt basis; and

2. the Subscriber and, if applicable, the disclosed principal on whose behalf the Subscriber is purchasing the Securities, is an "accredited investor" as defined in NI 45-106, by virtue of satisfying one or more of the categories of "accredited investor" set forth below, which the Subscriber has correctly marked (please note that additional categories of accredited investor are available for certain financial institutions, banks, governments, pension funds, investments funds, trust companies and charities and a separate Certificate of Accredited Investor for those types of investors is available upon request to the Issuer):

[please initial beside each category that applies to the Subscriber.]

d.	______	except in Ontario, a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer,
d.1	______	in Ontario, a person or company registered under the securities legislation of a province or territory of Canada as an adviser or dealer, except as otherwise prescribed by the regulations,*
e.	______	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d),
e.1	______	an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),
j.	______	an individual who, either alone or with a spouse, beneficially owns financial assets①, having an aggregate realizable value that, before taxes, but net of any related liabilities②, exceeds Cdn$1,000,000, **IF YOU INITIAL THIS CATEGORY, YOU MUST COMPLETE AND SIGN THE ACCREDITED INVESTOR QUESTIONNAIRE ATTACHED AS SCHEDULE A1 AND COMPLETE, INITIAL, AND SIGN THE RISK ACKNOWLEDGEMENT FORM ATTACHED AS SCHEDULE A2.**
j.1	______	an individual who beneficially owns financial assets①, having an aggregate realizable value that, before taxes but net of any related liabilities②, exceeds Cdn$5,000,000.
k.	______	an individual whose net income before taxes exceeded Cdn$200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded Cdn$300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,③ **IF YOU INITIAL THIS CATEGORY, YOU MUST COMPLETE AND SIGN THE ACCREDITED INVESTOR QUESTIONNAIRE ATTACHED AS SCHEDULE A1 AND COMPLETE, INITIAL, AND SIGN THE RISK ACKNOWLEDGEMENT FORM ATTACHED AS SCHEDULE A2.**
l.	______	an individual who, either alone or with a spouse, has net assets④ of at least Cdn$5,000,000, **IF YOU INITIAL THIS CATEGORY, YOU MUST COMPLETE AND SIGN THE ACCREDITED INVESTOR QUESTIONNAIRE ATTACHED AS SCHEDULE A1 AND COMPLETE, INITIAL, AND SIGN THE RISK ACKNOWLEDGEMENT FORM ATTACHED AS SCHEDULE A2.**
m.	______	a person (<u>including a corporate entity</u>), other than an individual or investment fund, that has net assets of at least Cdn$5,000,000 as shown on its most recently prepared financial statements,
o.	______	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt,
q.	______	a person (<u>including a corporate entity</u>) acting on behalf of a fully managed account⑤ managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction,

t. ______ a person (<u>including a corporate entity</u>) in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors, ⑥ **IF YOU INITIAL THIS CATEGORY AND THE SUBSCRIBER HAS ONLY <u>ONE</u> OWNER OF INTEREST, ALSO INITIAL THE CATEGORY THAT APPLIES TO THAT OWNER AND, WHERE APPLICABLE, COMPLETE SCHEDULE A1 - ACCREDITED INVESTOR QUESTIONNAIRE; IF YOU INITIAL THIS CATEGORY AND THE SUBSCRIBER HAS <u>MORE THAN ONE</u> OWNER OF INTEREST, EACH OWNER OF INTEREST MUST COMPLETE THEIR OWN SCHEDULE A - CERTIFICATE OF ACCREDITED INVESTOR (WITH ALL REFERENCES TO 'SUBSCRIBER' READ AS 'OWNER OF INTEREST') AND, WHERE APPLICABLE, A SCHEDULE A1 - ACCREDITED INVESTOR QUESTIONNAIRE (BUT NOT SCHEDULE A2).**

u. ______ an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser,

w. ______ a trust established by an accredited investor for the benefit of the accredited investor's family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor's spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor's spouse or of that accredited investor's former spouse;

① For the purposes of NI 45-106 and this Certificate, the term "<u>financial assets</u>" means (a) cash; (b) securities or (c) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation. **These financial assets are generally liquid or relatively easy to liquidate. The value of the Subscriber's personal residence or other real estate is <u>not</u> included in the calculations of financial assets.**

② For the purposes of NI 45-106 and this Certificate, the term "<u>related liabilities</u>" means (a) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or (b) liabilities that are secured by financial assets.

③ Note that if the combined net income of both spouses does not exceed \$300,000, but the net income of one of the spouses exceeds \$200,000, only the spouse whose net income exceeds \$200,000 qualifies as an accredited investor under paragraph (k).

④ The net asset test under paragraph (l) means all of the Subscriber's total assets minus all of the Subscriber's total liabilities. Accordingly, for the purposes of the net asset test, the calculation of total assets would include the value of the Subscriber's personal residence and the calculation of total liabilities would include the amount of any liability (such as a mortgage) in respect of the Subscriber's personal residence. The value attributed to assets should reasonably reflect their estimated fair value. Income tax should be considered a liability if the obligation to pay it is outstanding at the time of the distribution of the Securities to the Subscriber.

⑤ For the purposes of NI 45-106 and this Certificate, the term "<u>fully managed account</u>" means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction.

⑥ In British Columbia, an indirect interest in a person means an economic interest in the person.

* For the purposes of this Certificate, "<u>regulations</u>" means the regulations made under the *Securities Act* (Ontario) and, unless the context otherwise indicates, includes the rules made under section 143 of said Act and orders, rulings and policies listed in the Schedule to said Act.

The statements made in this Schedule are true and will be true on the Closing Date.

DATED ______________________________

*Full name of Subscriber (**please print**)*	*Signature of authorized signatory (if Subscriber is **not** an individual)*
*Signature of individual (if Subscriber **is** an individual)*	*If applicable, full name of authorized signatory (**please print**)*
	*If applicable, official capacity of authorized signatory (**please print**)*

SCHEDULE A1
ACCREDITED INVESTOR QUESTIONNAIRE

The Subscriber understands that the Issuer and its counsel are relying upon the accuracy and completeness of the information provided in this Questionnaire in order to determine whether the Subscriber qualifies for the accredited investor prospectus exemption in compliance with NI 45-106.

ACCORDINGLY, THE SUBSCRIBER IS OBLIGATED TO READ THIS QUESTIONNAIRE CAREFULLY AND TO ANSWER THE ITEMS CONTAINED HEREIN COMPLETELY AND ACCURATELY.

The Subscriber understands that this Questionnaire is merely a request for information and is not an offer to sell, a solicitation of an offer to buy, or a sale of securities. The Subscriber also understands that the Subscriber may be required to furnish additional information.

References to the "**Certificate**" are to Schedule A – Certificate of Accredited Investor.

PLEASE NOTE THE FOLLOWING INSTRUCTIONS BEFORE COMPLETING THIS QUESTIONNAIRE.

Unless instructed otherwise, the Subscriber must answer each question on the Questionnaire. If the answer to a particular question is "None" or "Not Applicable," please so state. If the Questionnaire does not provide sufficient space to answer a question, please attach a separate schedule to your executed Questionnaire that indicates which question is being answered thereon.

Please refer to the Certificate for definitions and/or further clarification of the various terms used below.

Financial Information

If relying on (j) or (j.1) of the Certificate, your estimated financial assets net of related liabilities:

☐ Less than $250,000 ☐ $250,000 – $499,999 ☐ $500,000 - $749,999 ☐ $750,000 - $1,000,000 ☐ $1,000,001 - $3,000,000 ☐ $3,000,001 -$5,000,000 ☐ Greater than $5 million

If relying on (j) of the Certificate and your estimated financial assets net of related liabilities is less than or equal to $1,000,000, your spouse's estimated financial assets net of related liabilities:

☐ Less than $250,000 ☐ $250,000 – $499,999 ☐ $500,000 - $749,999 ☐ $750,000 - $1,000,000 ☐ Greater than $1 million

If relying on (k) of the Certificate, your annual net income before taxes (all sources):

Most recent calendar year: ☐ Less than $100,000 ☐ $100,000 - $149,999 ☐ $150,000 – $199,999 ☐ $200,000 – $299,999 ☐ $300,000 – $399,999 ☐ $400,000 – $500,000 ☐ Greater than $500,000

Prior calendar year: ☐ Less than $100,000 ☐ $100,000 - $149,999 ☐ $150,000 – $199,999 ☐ $200,000 – $299,000 ☐ $300,000 – $399,999 ☐ $400,000 – $500,000 ☐ Greater than $500,000

If relying on (k) of the Certificate and your annual net income before taxes (all sources), is less than or equal to $200,000 in either of the 2 most recent calendar years, your spouse's annual net income before taxes (all sources):

Most recent calendar year: ☐ Less than $100,000 ☐ $100,000 - $149,999 ☐ $150,000 – $199,999 ☐ $200,000 – $299,999 ☐ $300,000 – $399,999 ☐ $400,000 – $500,000 ☐ Greater than $500,000

Prior calendar year: ☐ Less than $100,000 ☐ $100,000 - $149,999 ☐ $150,000 – $199,999 ☐ $200,000 – $299,999 ☐ $300,000 – $399,999 ☐ $400,000 – $500,000 ☐ Greater than $500,000

If relying on (I) of the Certificate, your estimated total net assets:

☐ Less than $1,000,000 ☐ $1,000,000 - $2,999,999 ☐ $3,000,000 - $4,999,999 ☐ $5,000,000 – $7,499,999 ☐ $7,500,000 – $10,000,000 ☐ Greater than $10 million

If relying on (I) of the Certificate and your estimated total net assets is less than $5,000,000, your spouse's estimated total net assets:

☐ Less than $1,000,000 ☐ $1,000,000 - $2,999,999 ☐ $3,000,000 - $4,999,999 ☐ $5,000,000 – $7,499,999 ☐ $7,500,000 – $10,000,000 ☐ Greater than $10 million

Subscriber's Signature:

____
Full name (**please print**)

____
Signature of Individual (if Subscriber **is** an individual)

____
Signature of authorized signatory (if Subscriber is **not** an individual)

____
If applicable, full name of authorized signatory (**please print**)

____
If applicable, official capacity of authorized signatory (**please print**)

Date: ____________________

SCHEDULE A2

INDIVIDUAL ACCREDITED INVESTOR RISK ACKNOWLEDGEMENT FORM

WARNING!

This investment is risky. Do not invest unless you can afford to lose all the money you pay for this investment.

Section 1 – TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER	
1. About your investment	
Type of Securities: Units	Issuer: Premium Resources Ltd. (the "Issuer")
Purchased from: The Issuer	
Sections 2 to 4 – TO BE COMPLETED BY THE PURCHASER	
2. Risk acknowledgement	
This investment is risky. Initial that you understand that:	**Your Initials**
Risk of loss – You could lose your entire investment of $ ___________ [*Insert total dollar amount of the Investment*]	
Liquidity risk – You may not be able to sell your investments quickly – or at all.	
Lack of information – You may receive little or no information about your investment.	
Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.	
3. Accredited investor status	
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.	**Your Initials**
• Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)	
• Your net income before taxes combined with your spouse's was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.	
• Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.	
• Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)	
4. Your name and signature	
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.	
Full name of Subscriber (please print):	
Signature of individual (if Subscriber **is** an individual):	

Signature of authorized signatory (if Subscriber is **not** an individual):	
If applicable, full name and official capacity of authorized signatory (please print):	
Date:	
Section 5 – TO BE COMPLETED BY THE SALESPERSON	
5. Salesperson information	
[*Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement*.]	
First and Last Name of Salesperson (please print):	
Telephone:	Email:
Name of Firm (if registered):	
Section 6 – TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER	
6. For more information about this investment	
For more information about this investment / the Issuer: **FIORE MANAGEMENT & ADVISORY CORP.** address: 595 Burrard Street, Suite 3123, Vancouver, British Columbia, V7X 1J1 contact person: Lindsey Le email: lle@fiorecorporation.com **For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.**	

Form instructions:

1. ***The information in sections 1, 5 and 6 must be completed before the purchaser completes and signs the form.***

2. ***The purchaser must sign this form. Each of the purchaser and the issuer or selling security holder must receive a copy of this form signed by the purchaser. The issuer or selling security holder is required to keep a copy of this form for 8 years after the distribution.***

SCHEDULE B

CERTIFICATE OF FAMILY, FRIENDS AND BUSINESS ASSOCIATES
(non-Ontario residents)

TO: PREMIUM RESOURCES LTD. (the "Issuer")

RE: SUBSCRIPTION FOR SECURITIES OF THE ISSUER

The undersigned Subscriber/duly authorized representative of the Subscriber (or in the case of a trust, the trustee or an officer of the trustee of the trust) hereby certifies that:

1. he/she has read the Subscription Agreement to which this Schedule B is attached and understands that the offering of the Securities is being made on a prospectus exempt basis;

2. the Subscriber is, or has a direct relationship with, ________________________ **[please insert name, and if this person is not the Subscriber, the person must sign this Schedule where indicated below]**, who is a director, executive officer① or control person② of the Issuer or of an affiliate③ of the Issuer;

3. if the Subscriber is a close personal friend④ of such a director, executive officer or control person of the Issuer or of an affiliate, then the Subscriber has known such person for ___________________ *[length of time]* and is in contact with such aforementioned person on a __________ basis *[please indicate if daily/weekly/monthly/yearly/or longer basis]*;

4. if the Subscriber is a close business associate⑤ of such a director, executive officer or control person of the Issuer or of an affiliate, then the Subscriber has known such person for ___________________ *[length of time]* and is in contact with such aforementioned person on a __________ basis *[please indicate if daily/weekly/monthly/yearly/or longer basis]*; and

5. the Subscriber is one of the following ***(please underline relationship and place check mark beside "Issuer" or "Affiliate of Issuer", as applicable)***:

		Issuer (✓)	**Affiliate③ of Issuer (✓)**
(a)	a director, executive officer① or control person② of the Issuer;		
(b)	a spouse, parent, grandparent, brother, sister, child or grandchild of a director, executive officer① or control person② of the Issuer;		
(c)	a parent, grandparent, brother, sister, child or grandchild of the spouse of a director, executive officer① or control person② of the Issuer;		
(d)	a close personal friend④ of a director, executive officer① or control person② of the Issuer;		
(e)	a close business associate⑤ of a director, executive officer① or control person② of the Issuer;		
(f)	a founder⑥ of the Issuer or a spouse, parent, grandparent, brother, sister, child, grandchild, close personal friend④ or close business associate⑤ of a founder⑥ of the Issuer;		
(g)	a parent, grandparent, brother, sister, child or grandchild of a spouse of a founder⑥ of the Issuer;		

		Issuer (✓)	Affiliate③ of Issuer (✓)
(h)	a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs (a) to (g); or		
(i)	a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons or companies described in paragraphs (a) to (g).		

① *For the purposes of NI 45-106 and this Certificate, an executive officer means, for an issuer, an individual who is: (a) a chair, vice-chair or president, (b) a vice-president in charge of a principal business unit, division or function including sales, finance or production, or (c) performing a policy-making function in respect of the issuer;*

② *For the purposes of NI 45-106 and this Certificate, a person (first person) is considered to control another person (second person) if: (a) the first person beneficially owns or directly or indirectly exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation, (b) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or (c) the second person is a limited partnership and the general partner of the limited partnership is the first person.*

③ *For the purposes of NI 45-106 and this Certificate, an issuer is an "affiliate" of another issuer if (a) one of them is the subsidiary of the other, or (b) each of them is controlled by the same person.*

④ *For the purposes of NI 45-106 and this Certificate, the term "close personal friend" is an individual who knows the director, executive officer, founder or control person well enough and has known them for a sufficient period of time to be in a position to assess their capabilities and trustworthiness and to obtain information from them with respect to the investment. The term "close personal friend" can include a family member who is not already specifically identified in the exemption if the family member satisfies the criteria described above. An individual is not a "close personal friend" solely because the individual is a relative; member of the same club, organization, association or religious group; a co-worker, colleague or associate at the same workplace; a client, customer, former client or former customer; a mere acquaintance; or connected through some form of social media, such as Facebook, Twitter or LinkedIn. The relationship between the individual and the director, executive officer, founder or control person must be direct. A relationship that is primarily founded on participation in an Internet forum would not be considered to be that of a "close personal friend".*

⑤ *For the purposes of NI 45-106 and this Certificate, the term "close business associate" is an individual who has had sufficient prior business dealings with the director, executive officer, founder or control person to be in a position to assess their capabilities and trustworthiness and to obtain information from them with respect to the investment. An individual is not a "close business associate" solely because the individual is a member of the same club, organization, association or religious group; a co-worker, colleague or associate at the same workplace; a client, customer, former client or former customer; a mere acquaintance; or connected through some form of social media, such as Facebook, Twitter or LinkedIn. The relationship between the individual and the director, executive officer, founder or control person must be direct. A relationship that is primarily founded on participation in an Internet forum would not be considered to be that of a "close business associate".*

⑥ *For the purposes of NI 45-106 and this Certificate, the term "founder" means, in respect of an issuer, a person who, (a) acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and,(b) at the time of the distribution or trade is actively involved in the business of the issuer.*

[Signature Page Follows]

The statements made in this Schedule are true and will be true on the Closing Date.

DATED ______________________

____
Signature of Subscriber

____
Name of Subscriber

NOTE: If you are a resident of Saskatchewan or otherwise subject to the laws of Saskatchewan and have completed Schedule B, you must also complete Schedule B1.

The undersigned hereby confirms that: (i) s/he has read this Schedule as completed and executed by the Subscriber; and (ii) the information in this Schedule with respect to the relationship between the undersigned and the Subscriber is correct to the best of the undersigned's knowledge.

DATED ______________________

____
Signature

____
Name and relationship with Issuer
(i.e. director, executive officer or control person)

SCHEDULE B1

RISK ACKNOWLEDGEMENT FORM FOR FAMILY, FRIEND AND BUSINESS ASSOCIATE INVESTORS

(SASKATCHEWAN RESIDENTS)

W A R N I N G

- I acknowledge that this is a risky investment.
- I am investing entirely at my own risk.
- No securities regulatory authority has evaluated or endorsed the merits of these securities.
- The person selling me these securities is not registered with a securities regulatory authority and has no duty to tell me whether this investment is suitable for me.
- I will not be able to sell these securities for 4 months.
- I could lose all the money I invest.
- I do not have a 2-day right to cancel my purchase of these securities or the statutory rights of action for misrepresentation I would have if I were purchasing the securities under a prospectus. I do have a 2-day right to cancel my purchase of these securities if I receive an amended offering document.

I am investing $_______________ in total; this includes any amount I am obliged to pay in future.

I am a **close** personal friend or **close** business associate of _____________________(state name), who is a ____________________________________(state title ie. founder, director, senior officer or control person) of the Issuer.

I acknowledge that I am purchasing based on my close relationship with _____________________(state name of founder, director, senior officer or control person) whom I know well enough and for a sufficient period of time to be able to assess her/his capabilities and trustworthiness.

I acknowledge that this is a risky investment and that I could lose all the money I invest.

________________________________ ________________________________

Date Signature of Purchaser

____

Print Name of Purchaser

Sign 2 copies of this document. Keep one copy for your records.

You are buying Exempt Market Securities

They are called *exempt market securities* because two parts of securities law do not apply to them. If an issuer wants to sell *exempt market securities* to you:

- the issuer does not have to give you a prospectus (a document that describes the investment in detail and gives you some legal protections), and

- the securities do not have to be sold by an investment dealer registered with a securities regulatory authority or regulator.

There are restrictions on your ability to resell *exempt market securities*. Exempt market securities are more risky than other securities.

You may not receive any written information about the issuer or its business

If you have any questions about the issuer or its business, ask for written clarification before you purchase the securities. You should consult your own professional advisers before investing in the securities.

You will not receive advice

Unless you consult your own professional advisers, you will not get professional advice about whether the investment is suitable for you.

For more information on the exempt market, refer to the Financial and Consumer Affairs Authority of Saskatchewan's website at fcaa.gov.sk.ca.

SCHEDULE B2

RISK ACKNOWLEDGEMENT FORM FOR FAMILY, FRIEND AND BUSINESS ASSOCIATE INVESTORS

(ONTARIO RESIDENTS)

WARNING!
This investment is risky. Don't invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER	
1. About your investment	
Type of securities: Units	Issuer: Premium Resources Ltd.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER	
2. Risk Acknowledgement	
This investment is risky. Initial that you understand that:	**Your initials**
Risk of loss – You could lose your entire investment of $_______________. *[Instruction: Insert the total dollar amount of the investment.]*	
Liquidity Risk – You may not be able to sell your investment quickly – or at all.	
Lack of information – You may receive little to no information about your investment. The information you receive may be limited to the information provided to you by the family member, friend or close business associate specified in section 3 of this form.	
3. Family, friend or business associate status	
You must meet one of the following criteria to be able to make this investment. Initial the statement that applies to you:	**Your initials**
A) You are 1) *[check all applicable boxes]* ☐ a director or the issuer or an affiliate of the issuer ☐ an executive officer of the issuer or an affiliate of the issuer ☐ a control person of the issuer or an affiliate of the issuer ☐ a founder of the issuer	

OR 2) *[check all applicable boxes]* ☐ a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, (i) individuals listed in (1) above and/or (ii) family members, close personal friends or close business associates of individuals listed in (1) above ☐ a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are (i) individuals listed in (1) above and/or (ii) family members, close personal friends or close business associates of individuals listed in (1) above	
B) You are a family member of ____________________________ *[Instruction: Insert the name of the person who is your relative either directly or through his or her spouse]*, who holds the following position at the issuer or an affiliate of the issuer: __________________________. You are the ___________________________ of that person or that person's spouse. *[Instruction: To qualify for this investment, you must be (a) the spouse of the person listed above or (b) the parent, grandparent, brother, sister, child or grandchild of that person or that person's spouse.]*	
C) You are a close personal friend of ____________________________ *[Instruction: Insert the name of your close personal friend]*, who holds the following position at the issuer or an affiliate of the issuer: __________________________. You have known that person for ________ years.	
D) You are a close business associate of ____________________________ *[Instruction: Insert the name of your close business associate]*, who holds the following position at the issuer or an affiliate of the issuer: __________________________. You have known that person for ________ years.	

4. Your name and signature	
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form. You also confirm that you are eligible to make this investment because you are a family member, close personal friend or close business associate of the person identified in section 5 of this form.	
First and last name (please print):	
Signature:	Date:
SECTION 5 TO BE COMPLETED BY PERSON WHO CLAIMS THE CLOSE PERSONAL RELATIONSHIP, IF APPLICABLE	
5. Contact person at the issuer or an affiliate of the issuer	
[Instruction: To be completed by the director, executive officer, control person or founder with whom the purchaser has a close personal relationship indicated under sections 3B, C or D of this form.] By signing this form, you confirm that you have, or your spouse has, the following relationship with the purchaser: *[check the box that applies.]* ☐ family relationship as set out in section 3B of this form	

☐ close personal friendship as set out in section 3C of this form

☐ close business associate relationship as set out in section 3D of this form

First and last name of contact person *[please print]*:	
Position with the issuer or affiliate of the issuer (director, executive officer, control person or founder):	
Telephone:	Email:
Signature:	Date:

SECTION 6 TO BE COMPLETED BY THE ISSUER

6. For more information about this investment

FIORE MANAGEMENT & ADVISORY CORP.

address: 595 Burrard Street, Suite 3123, Vancouver, British Columbia, V7X 1J1

contact person: Lindsey Le

email: lle@fiorecorporation.com

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

Signature of executive officer of the issuer (other than the purchaser): X	Date: ____________________

Form Instructions:

1. *This form does not mandate the use of a specific font size or style but the font size must be legible.*

2. *The information in sections 1, 5 and 6 must be completed before the purchaser completes and signs the form.*

3. *The purchaser, an executive officer who is not the purchaser and, if applicable, the person who claims the close personal relationship to the purchaser must sign this form. Each of the purchaser, contact person at the issuer and the issuer must receive a copy of this form signed by the purchaser. The issuer is required to keep a copy of this form for 8 years after the distribution*

4. *The detailed relationships required to purchase securities under this exemption are set out in section 2.5 of National Instrument 45-106 Prospectus and Registration Exemptions. For guidance on the meaning of "close personal friend" and "close business associate", please refer to sections 2.7 and 2.8, respectively, of Companion Policy 45-106CP Prospectus and Registration Exemptions.*

SCHEDULE C

CERTIFICATION OF U.S. SUBSCRIBER

TO: PREMIUM RESOURCES LTD. (the "Issuer")

RE: SUBSCRIPTION FOR SECURITIES OF THE ISSUER

Capitalized terms not specifically defined in this certification have the meaning ascribed to them in the Subscription Agreement to which this Schedule C is attached. In the event of a conflict between the terms of this certification and such Subscription Agreement, the terms of this certification shall prevail.

In addition to the covenants, representations and warranties contained in the Subscription Agreement to which this Schedule C is attached, the undersigned Subscriber covenants, represents and warrants to the Issuer that:

(a) It is (i) a U.S. Subscriber and (ii) authorized to consummate the purchase of the Securities.

(b) It has such knowledge, skill and experience in financial, investment and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and it is able to bear the economic risk of loss of its entire investment. To the extent necessary, the Subscriber has retained, at his or her own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of the Subscription Agreement and owning the Securities.

(c) The Issuer has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and it has had access to such information concerning the Issuer as it has considered necessary or appropriate in connection with its investment decision to acquire the Securities, including access to the Issuer's public filings available on the Internet at www.sedarplus.ca, and that any answers to questions and any request for information have been complied with to the Subscriber's satisfaction.

(d) It is acquiring the Securities for its own account, or for the account of one or more persons for whom it is exercising sole investment discretion (a "Beneficial Purchaser"), for investment purposes only and not with a view to any resale, distribution or other disposition of the Securities in violation of the United States securities laws and it acknowledges that the exemption from registration under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") and applicable securities laws of any state of the United States depends, among other things, upon the bona fide nature of the investment intent expressed herein.

(e) The address of the Subscriber set out on page 2 of the Subscription Agreement is the true and correct principal address of the Subscriber and can be relied on by the Issuer for the purposes of state blue-sky laws and the Subscriber has not been formed for the specific purpose of purchasing the Securities.

(f) It understands that (i) the Securities have not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States and will be "restricted securities", as defined in Rule 144 under the U.S. Securities Act; (ii) the offer and sale of Securities contemplated hereby is being made in reliance on an exemption from such registration requirements in reliance on Rule 506(b) of Regulation D under the U.S. Securities Act and/or Section 4(a)(2) of the U.S. Securities Act; and (iii) subject to certain exceptions provided under the U.S. Securities Act, the Securities may not be transferred or exercised unless such Securities are registered under the U.S. Securities Act and any applicable state securities laws, or unless an exemption from such registration requirements is available.

(g) The Subscriber is, and if applicable, each Beneficial Purchaser for whose account it is purchasing the Securities is, an "accredited investor" as defined in Rule 501(a) of Regulation D under the U.S. Securities Act by virtue of meeting one of the following criteria (**please write "SUB" for the criteria the Subscriber meets and "BEN" for the criteria any persons for whose account or benefit the Subscriber is purchasing the Securities meet**). For purposes of the following categories, a "spousal equivalent" means a cohabitant occupying a relationship generally equivalent to that of a spouse.

1. Initials _______ A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the United

States Securities Exchange Act of 1934, as amended; an investment adviser registered pursuant to Section 203 of the United States Investment Advisers Act of 1940 or registered pursuant to the laws of a state; an investment adviser relying on the exemption from registering with the Securities and Exchange Commission under Section 203(l) or (m) of the United States Investment Advisers Act of 1940; an insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; an investment company registered under the United States Investment Company Act of 1940; a business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940; a small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; any Rural Business Investment Company as defined in Section 384A of the United States Consolidated Farm and Rural Development Act; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of U.S.$5,000,000; or an employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of U.S.$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are "accredited investors" (as such term is defined in Rule 501 under the U.S. Securities Act); or

2.
Initials _______

a private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or

3.
Initials _______

an organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust, a partnership or a limited liability company, not formed for the specific purpose of acquiring the Securities, with total assets in excess of U.S.$5,000,000; or

4.
Initials _______

a director or executive officer of the Issuer; or

5.
Initials _______

a natural person whose individual net worth, or joint net worth with that person's spouse or spousal equivalent, at the time of purchase exceeds U.S.$1,000,000; provided, however, that (i) the person's primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person's primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person's primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability; or

6.
Initials _______

a natural person who had an individual income in excess of U.S.$200,000 in each of the two most recent years or joint income with that person's spouse or spousal equivalent in excess of U.S.$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

7.
Initials _______

a trust, with total assets in excess of U.S.$5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act; or

8.
Initials _______

an entity in which all of the equity owners are "accredited investors" (as such term is defined in Rule 501(a) of Regulation D under the U.S. Securities Act); or

9.
Initials _______

an entity of a type not listed in Category 1, 2, 3, 7 or 8 above, owning investments in excess of U.S.$5,000,000 that is not formed for the specific purpose of acquiring the Securities; or

10.
Initials _______

a natural person that holds one of the following licenses in good standing: General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), or the Investment Adviser Representative license (Series 65); or

11.
Initials _______

a "family office," as defined in Rule 202(a)(11)(G)-1 under the United States Investment Advisers Act of 1940: (i) with assets under management in excess of U.S.$5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment; or

12.
Initials _______

a "family client," as defined in Rule 202(a)(11)(G)-1 under the United States Investment Advisers Act of 1940, of a family office meeting the requirements in Category 11 above and whose prospective investment in the issuer is directed by such family office pursuant to (iii) of Category 11 above.

(h) The Subscriber has not purchased the Securities as a result of any form of general solicitation or general advertising (as those terms are used in Regulation D under the U.S. Securities Act), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or the Internet or broadcast over radio or television, or other form of telecommunications, including electronic display, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

(i) If the Subscriber decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities directly or indirectly, unless:

(i) the sale is to the Issuer;

(ii) the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(iii) the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities or "blue sky" laws; or

(iv) the securities are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities,

and, in the case of each of (iii) and (iv) it has prior to such sale furnished to the Issuer an opinion of counsel reasonably satisfactory to the Issuer stating that such transaction is exempt from registration under applicable securities laws and that the legends referred to in paragraph (l) below may be removed.

(j) It understands and agrees that the Securities may not be acquired in the United States by or on behalf of a U.S. Person or a person in the United States unless registered under the U.S. Securities Act and any applicable state securities laws or unless an exemption from such registration requirements is available.

(k) It acknowledges that it has not purchased the Securities as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the U.S. Securities Act) in the United States in respect of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Securities.

(l) The certificates representing the Securities, as well as all certificates issued in exchange for or in substitution of the foregoing, until such time as is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws, will bear, on the face of such certificate, the following legend:

"THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY

THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF PARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT.

THE PRESENCE OF THIS LEGEND MAY IMPAIR THE ABILITY OF THE HOLDER HEREOF TO EFFECT "GOOD DELIVERY" OF THE SECURITIES REPRESENTED HEREBY ON A CANADIAN STOCK EXCHANGE."

provided, that if any Shares issued at a time when the Issuer is a "foreign issuer" as defined in Regulation S are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S , the legend set forth above may be removed by providing an executed declaration to the registrar and transfer agent of the Issuer, in substantially the form set forth as Appendix A attached hereto (or in such other forms as the Issuer may prescribe from time to time) and, if requested by the Issuer or the transfer agent, an opinion of counsel of recognized standing in form and substance satisfactory to the Issuer and the transfer agent to the effect that such sale is being made in compliance with Rule 904 of Regulation S; and provided, further, that, if any Shares are being sold otherwise than in accordance with Regulation S and other than to the Issuer, the legend may be removed by delivery to the registrar and transfer agent and the Issuer of an opinion of counsel, of recognized standing reasonably satisfactory to the Issuer, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

(m) It understands and agrees that any warrants forming part of the Securities may not be exercised in the United States or by or on behalf of a U.S. Person or a person in the United States unless registered under the U.S. Securities Act and any applicable state securities laws or unless an exemption from such registration requirements is available and the holder has furnished an opinion of counsel of recognized standing in form and substance satisfactory to the Issuer to such effect, and that certificates representing such warrants will bear a legend to the following effect in addition to the legend stated in clause (l) of this Certificate of U.S. Subscriber:

"THIS WARRANT AND THE SECURITIES DELIVERABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF A "U.S. PERSON" OR A PERSON IN THE UNITED STATES UNLESS THE WARRANT AND THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE, OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT."

provided, that the Subscriber will not be required to deliver a legal opinion in connection with its exercise of such warrants purchased hereunder for its own account or for the account of the Beneficial Purchaser named in this Subscription Agreement, if any, for investment purposes, at a time when each of the Subscriber and such Beneficial Purchaser, if any, remains an "accredited investor" as defined in Rule 501 under the U.S. Securities Act and the representations and warranties made in the Certificate of U.S. Subscriber remain true and correct as of the date of such exercise in connection with such exercise of warrants and the Subscriber represents to the Issuer as such.

(n) It understands and agrees that there may be material tax consequences to the Subscriber of an acquisition, disposition or exercise of any of the Securities. The Issuer gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under United States, state, local or foreign tax law of the undersigned's acquisition, disposition or exercise of such Securities; in particular, no determination has been made whether the Issuer will be a "passive foreign investment company" within the meaning of Section 1297 of the United States Internal Revenue Code.

(o) It understands and acknowledges that the Issuer is incorporated outside the United States and certain of its properties are located outside the United States. Consequently, it may be difficult to provide service of process on the Issuer and it may be difficult to enforce any judgment against the Issuer.

(p) It understands that (i) the Issuer may be deemed to be an issuer that is, or that has been at any time previously, an issuer with no or nominal operations and no or nominal assets other than cash and cash equivalents (a "Shell Company"), (ii) if the Issuer is deemed to be, or to have been at any time previously, a Shell Company, Rule 144 under the U.S. Securities Act may not be available for resales of the Securities and (iii) the Issuer is not obligated to make Rule 144 under the U.S. Securities Act available for resales of the Securities.

(q) It understands and agrees that the financial statements of the Issuer have been prepared in accordance with International Financial Reporting Standards and therefore may be materially different from financial statements prepared under U.S. generally accepted accounting principles and therefore may not be comparable to financial statements of United States companies.

(r) It consents to the Issuer making a notation on its records or giving instructions to any transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this certification and the Subscription Agreement.

(s) It understands that the Securities are "restricted securities" under applicable federal securities laws and that the U.S. Securities Act and the rules of the United States Securities and Exchange Commission (the "SEC") provide in substance that the Subscriber may dispose of the Securities only pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom, and the Subscriber understands that the Issuer has no obligation to register any of the Securities or to take action so as to permit sales pursuant to the U.S. Securities Act (including Rule 144 thereunder). Accordingly, the Subscriber understands that absent registration, under the rules of the SEC, the Subscriber may be required to hold the Securities indefinitely or to transfer the Securities in transactions which are exempt from registration under the U.S. Securities Act, in which event the transferee will acquire "restricted securities" subject to the same limitations as in the hands of the Subscriber. As a consequence, the Subscriber understands that it must bear the economic risks of the investment in the Securities for an indefinite period of time.

(t) It understands and acknowledges that the Issuer (i) is not obligated to remain a "foreign issuer" within the meaning of Regulation S under the U.S. Securities Act, (ii) may not, at the time the warrants forming part of the Securities are exercised or at any other time, be a foreign issuer and (iii) may engage in one or more transactions which could cause the Issuer not to be a foreign issuer.

(u) It has no intention to distribute, and shall not transfer, either directly or indirectly any of the Securities to any person within the United States or to U.S. persons except pursuant to an effective registration statement under the U.S. Securities Act, or an exemption therefrom.

ONLY U.S. SUBSCRIBERS NEED COMPLETE AND SIGN

Dated ______________ 20__.

X ____
Signature of individual (if Subscriber **is** an individual)

X ____
Authorized signatory (if Subscriber is **not** an individual)

____
Name of Subscriber (**please print**)

____
Name of authorized signatory (**please print**)

____
Official capacity of authorized signatory (**please print**)

Appendix A to
CERTIFICATION OF U.S. SUBSCRIBER

Form of Declaration for Removal of Legend

TO: PREMIUM RESOURCES LTD. (the "Corporation")

TO: Registrar and transfer agent for the shares of the Corporation

The undersigned (A) acknowledges that the sale of the securities of the Corporation to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and (B) certifies that (1) the undersigned is not an "affiliate" of the Corporation (as that term is defined in Rule 405 under the U.S. Securities Act); (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of the TSX Venture Exchange, the Toronto Stock Exchange or a "designated offshore securities market" as defined in Regulation S and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such Securities; (4) the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the Securities are "restricted securities" (as that term is defined in Rule 144(a)(3) under the U. S. Securities Act); (5) the seller does not intend to replace such Securities with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U. S. Securities Act. Terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated _______________ 20__.

X ____
Signature of individual (if Purchaser **is** an individual)

X ____
Authorized signatory (if Purchaser is **not** an individual)

____
Name of Purchaser (**please print**)

____
Name of authorized signatory (**please print**)

____
Official capacity of authorized signatory (**please print**)

Affirmation by Seller's Broker-Dealer
(Required for sales pursuant to Section (B)(2)(b) above)

We have read the foregoing representations of our customer, _________________________ (the "Seller") dated _______________________, with regard to the sale, for such Seller's account, of the _________________ represented by certificate number ______________ of the Corporation described therein, and we hereby affirm that, to the best of our knowledge and belief, the facts set forth therein are full, true and correct.

Name of Firm

____
Name of Firm

By: ____
Authorized Officer

Dated: ____________________ 20__.

SCHEDULE D

FORM 4C

CORPORATE PLACEE REGISTRATION FORM

This Form will remain on file with the Exchange and must be completed if required under section 4(b) of Part II of Form 4B. The corporation, trust, portfolio manager or other entity (the "Placee") need only file it on one time basis, and it will be referenced for all subsequent Private Placements in which it participates. If any of the information provided in this Form changes, the Placee must notify the Exchange prior to participating in further placements with Exchange listed Issuers. If as a result of the Private Placement, the Placee becomes an Insider of the Issuer, Insiders of the Placee are reminded that they must file a Personal Information Form (2A) or, if applicable, Declarations, with the Exchange.

1. Placee Information:

   (a) Name: ____

   (b) Complete Address: ______________________________________

   (c) Jurisdiction of Incorporation or Creation: ______________________

2. (a) Is the Placee purchasing securities as a portfolio manager: (Yes/No)? ____________

   (b) Is the Placee carrying on business as a portfolio manager outside of Canada: (Yes/No)? _________

3. If the answer to 2(b) above was "Yes", the undersigned certifies that:

   (a) it is purchasing securities of an Issuer on behalf of managed accounts for which it is making the investment decision to purchase the securities and has full discretion to purchase or sell securities for such accounts without requiring the client's express consent to a transaction;

   (b) it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a "portfolio manager" business) in __________________ [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

   (c) it was not created solely or primarily for the purpose of purchasing securities of the Issuer;

   (d) the total asset value of the investment portfolios it manages on behalf of clients is not less than $20,000,000; and

   (e) it has no reasonable grounds to believe, that any of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the Issuer has a beneficial interest in any of the managed accounts for which it is purchasing.

4. If the answer to 2(a). above was "No", please provide the names and addresses of Control Persons of the Placee:

Name *	City	Province or State	Country

* If the Control Person is not an individual, provide the name of the individual that makes the investment decisions on behalf of the Control Person.

5. Acknowledgement - Personal Information and Securities Laws

(a) "Personal Information" means any information about an identifiable individual, and includes information contained in sections 1, 2 and 4, as applicable, of this Form.

The undersigned hereby acknowledges and agrees that it has obtained the express written consent of each individual to:

(i) the disclosure of Personal Information by the undersigned to the Exchange (as defined in Appendix 6B) pursuant to this Form; and

(ii) the collection, use and disclosure of Personal Information by the Exchange for the purposes described in Appendix 6B or as otherwise identified by the Exchange, from time to time.

(b) The undersigned acknowledges that it is bound by the provisions of applicable Securities Law, including provisions concerning the filing of insider reports and reports of acquisitions.

Dated and certified (if applicable), acknowledged and agreed, at ____
on ______________________________________

____
(Name of Purchaser - please print)

____
(Authorized Signature)

____
(Official Capacity - please print)

____
(Please print name of individual whose signature appears above)

THIS IS NOT A PUBLIC DOCUMENT

SCHEDULE E
CONSENT AND APPROVAL

TO: PREMIUM RESOURCES LTD. (the "**Company**")
AND TO: THE TSX VENTURE EXCHANGE (the "**TSXV**")

DEBT CONVERSION

WHEREAS:

A. the Company entered into a debt settlement agreement with Cymbria Corporation dated February 17, 2025, as announced in the Company's news releases dated February 18, 2025 and February 20, 2025 attached as Schedule "E-1" and Schedule "E-2" (the "**News Releases**"), pursuant to which:

(i) the Company agreed to settle debt in the principal amount of $20,882,353 (the "**Debt**") owing to Cymbria Corporation through the issuance of 69,607,843 units of the Company ("**Units**") at a deemed price of $0.30 per Unit, subject to the approval of the TSXV;

(ii) each Unit will consist of one common share in the capital of the Company ("**Common Shares**") and one warrant entitling the holder thereof to purchase one additional Common Share at a price of $0.40 per Common Share for a period of 3 years after the date of issuance;

(iii) the Company will pay to Cymbria Corporation an amount equal to $268,896.05 in cash, representing the accrued interest on the Debt; and

(iv) the Units are being issued in full and final satisfaction of the Debt so that the Company may preserve its cash and improve its financial position to fund future operations

(collectively, the "**Debt Conversion**");

B. upon completion of the Debt Conversion in full, EdgePoint Investment Group Inc. ("**EdgePoint**"), an affiliate of Cymbria Corporation, will become a Control Person (as defined in the policies of the TSXV) of the Company as it will beneficially hold more than 20% of the outstanding voting shares of the Company;

C. the Company and EdgePoint previously entered into an investor rights agreement on June 14, 2024, which will be amended upon the closing of the Debt Conversion including to increase EdgePoint's director nomination right from one director of the Company to two directors and to provide EdgePoint with certain information and registration rights, provided in each case that EdgePoint meets certain equity ownership thresholds and satisfies certain other conditions, and a "right to place" securities proposed to be sold by EdgePoint in favour of the Company in certain circumstances;

D. prior to the Debt Conversion, EdgePoint held 23,833,224 common shares and 13,716,307 warrants or 11.2% of the outstanding shares (18.6% on a partially diluted basis assuming conversion of warrants). After giving effect to the Debt Conversion, and assuming completion of the Private Placement (as defined in the Subscription Agreement) of up to 147,000,000 units, EdgePoint will hold 93,490,196 common shares and 83,324,150 warrants or 23.2% of the outstanding shares (34.7% on a partially diluted basis); and

E. the Company may not close the Debt Conversion in full until it (i) files an application with the TSXV in respect thereof; and (ii) receives the final approval of the TSXV, which is conditional on the Company obtaining shareholder approval of EdgePoint as a new Control Person (as such term is defined in the policies of the TSXV) of the Company on a disinterested basis excluding any shares held by the proposed new Control

Person and its associates and affiliates, which approval may be obtained by written consent of such shareholders holding a simple majority (over 50%) of the Company's outstanding Common Shares.

ISSUANCE OF ADVISORY SHARES

AND WHEREAS:

F. the Company entered into an advisory services agreement (each, an "**Advisory Agreement**") with each of Fiore Management and Advisory Corp. ("**Fiore**") and Bowering Projects Ltd. ("**Bowering**" and together with Fiore, the "**Advisors**") dated February 17, 2025, as announced in the News Releases, pursuant to which:

(i) the Advisors agreed to provide the Company with advisory services on an ongoing basis, as applicable, until June 30, 2025, including assistance with the identification of a new CEO, restructuring the Company's debt and asset payments and Company strategy;

(ii) subject to TSXV final approval, the Company agreed to issue 9,000,000 Common Shares to Fiore and 3,750,000 Common Shares to Bowering (collectively, the "**Advisory Shares**") as consideration for their services, which Advisory Shares will be subject to contractual resale restrictions for a 12 month period;

(iii) the Advisory Shares will have a deemed issue price of $0.30, for a total value of $3,825,000; and

(iv) the issuance of the Advisory Shares is intended to preserve the Company's cash for developing its operations;

G. prior to the issuance of the Advisory Shares, neither Fiore or Bowering or their associates and affiliates hold any securities of the Company; and

H. the Company may not issue the Advisory Shares until it (i) files an application with the TSXV in respect thereof; and (ii) receives the final approval of the TSXV, which is conditional on the Company obtaining shareholder approval of the the issuance of the Advisory Shares to the Advisors on a disinterested basis excluding any shares held by the Advisors and their associates and affiliates, which approval may be obtained by written consent of such shareholders holding a simple majority (over 50%) of the Company's outstanding Common Shares.

[Remainder of page intentionally left blank]

CONSENT AND APPROVAL

1. The undersigned represents and confirms that:

   (i) prior to closing the Private Placement, the undersigned is the beneficial holder of an aggregate of ______________________ Common Shares (the "**Current Shares**");

   (ii) the undersigned has agreed to purchase ______________________ Common Shares under the Private Placement, of which the undersigned will be the beneficial holder of (the "**Subscribed Shares**" and together with the Current Shares, the "**Subject Shares**");

   (iii) the undersigned agrees that prior to the closing of the Private Placement, it will not, without previously informing the Company in writing, sell any of the Current Shares;

   (iv) the undersigned has been provided with access to full information regarding (1) the terms of the Debt Conversion and creation of a new Control Person and (2) the terms of the Advisory Agreements and issuance of the Advisory Shares; and

   (v) the undersigned has had an opportunity to ask any questions the undersigned may have had about the foregoing matters.

2. Based on the foregoing, the undersigned:

   (i) **consents ☐ (check if true)** to the creation of EdgePoint Investment Group Inc. as a new Control Person (as such term is defined in the policies of the TSXV) of the Company; and

   (ii) **consents ☐ (check if true)** to the issuance of the Advisory Shares to Fiore and Bowering;

   as more particularly set out in this Consent and Approval. Any one director or officer of the Company is hereby authorized and directed on behalf of the Company to take all necessary steps and proceedings and to execute, deliver and file any and all declarations, agreements, documents and other instruments and do all such other acts and things that may be necessary or desirable to give effect to the foregoing transactions.

3. The undersigned hereby:

   (i) authorizes the Company to provide this Consent (or a copy thereof) to the TSXV; and

   (ii) agrees to vote (or cause to be voted) at any meeting of the shareholders of the Company at which the foregoing matters are considered (and at every adjournment or postponement thereof all of the Subject Shares in favour of any resolution or resolutions approving the creation of EdgePoint as a new Control Person of the Company and the issuance of the Advisory Shares (and to authorize the Company to take any actions required in furtherance thereof).

[Remainder of page intentionally left blank]

CONSENT AND APPROVAL

DATED the _____ day of _____________, 2025.

By: ____
Signature

____
Name of Shareholder

____
Name and Title of Signatory (if not an individual)

PREMIUM RESOURCES LTD. | principled mining

Not for distribution to United States newswire services or for dissemination in the United States

PREMIUM RESOURCES ANNOUNCES NEW STRATEGIC INVESTOR GROUP, NON-BROKERED EQUITY FINANCING OF UP TO C$36MM, EQUITY SETTLEMENT OF C$20.8MM OF DEBT, AND LEADERSHIP CHANGE

Toronto, Ontario, February 18, 2025 – Premium Resources Ltd. (TSXV: PREM) (OTC Pink: PRMLF) ("**PREM**" or the "**Company**") is pleased to announce a significant refinancing, including the introduction of a new strategic investor group led by a lead order from Frank Giustra, Andrew Bowering and Mathew August and the provision of Fiore management group services, and incoming new CEO, Morgan Lekstrom.

The Company also announces the deleveraging of its balance sheet with the conversion of its term loan debt into equity with support from its lender and largest shareholder, EdgePoint Investment Group Inc. ("**EdgePoint**"). This restructuring and capitalization under new leadership creates a clear path forward for maximizing the potential value of the Company's permitted Selebi and Selkirk properties, and positions the Company as a vital source of critical minerals. The Company's assets are located in Botswana, a politically stable and Tier 1 mining friendly country.

Highlights include:

- ***Strategic Investor*** - Frank Giustra and the Fiore Group to join the Company as strategic advisors to the Company.
- ***Equity Financing*** - A non-brokered private placement financing of up to 120,000,000 units at C$0.30 per unit with a half warrant exercisable at C$0.55 per share over a three-year term for proceeds of up to C$36 million (the "**Private Placement**") to recapitalize the Company.
- ***Debt Conversion*** - Cymbria Corporation ("**Cymbria**"), an affiliate of EdgePoint, has agreed to settle the Company's C$20,882,353 term loan in exchange for 69,607,843 units at C$0.30 per unit, each such unit comprised of one common share and one warrant, each such warrant having a three-year term with an exercise price of C$0.40.
- ***Appointment of a new Chief Executive Officer*** - On closing of the financing, Morgan Lekstrom will lead the Company as Chief Executive Officer through its next phase of growth. Mr. Lekstrom will also join the board of directors of the Company (the "**Board**").
- ***Board of Directors***- Paul Martin will transition from his role as interim CEO to Chairman of the Board.
- ***Strategic Advisor US markets*** – The Company has agreed to engage Mr. Mathew August as Strategic Advisor on US Capital Markets & Department of Defense Relations.

Upon completion of the Private Placement and the Debt Conversion, the Company will have successfully deleveraged its balance sheet and strengthened its management team with accomplished mining professionals. This positions the Company to pursue a more significant strategic direction, including evaluating both the Selebi and Selkirk past producing mines for their potential to become an integral part of the larger critical metals supply chain. This new strategic direction includes a review of all opportunities to maximize the revenue potential of the two past producing mines as well the overall size potential and expansion for each. Additionally, the existing economic development zone at Selebi-Phikwe offers economic incentives, including future permitting acceleration to potentially support this direction.

The Company will also be able to assess the broader mineral potential at both Selebi and Selkirk, including drill testing the deeper borehole electromagnetic plates ("**BHEM**") that have been identified but not yet tested. The Company is also evaluating the use of proven technologies, including muon technology developed by IDEON Technologies, to assess the overall geological potential and to compliment the identification of the BHEM plates and help focus future drilling programs.

Frank Giustra, Strategic Investor, commented: "Having witnessed the dedication of our team and assessed the substantial value of this asset package, particularly in what I consider a Tier 1 jurisdiction, it became evident to me that it is significantly undervalued compared to industry peers. The team's vision, which highlights exciting near-term catalysts, resonated strongly with me. Its prime location in Africa is set to capture the interest of larger companies and strategic investors alike. The forthcoming execution plan represents a promise of immediate value. With Morgan and I spearheading efforts from debt restructuring to setting the new strategic direction and securing capital, I'm pleased to support him as the CEO in this company's next phase. Additionally, I am joining as a strategic advisor."

Paul Martin, interim CEO and incoming Chairman of the Board, commented: "We are very excited to welcome Frank Giustra, Andy Bowering, Michael Murphy, and Mathew August as strategic partners. I am encouraged that such high calibre individuals are joining the Company and I take their involvement as further confirmation of the potential of our Botswanan assets. After working closely with Morgan for the past three months to restructure the Company's debt, develop a new and robust strategic direction for the Company, and now to put the capital injection in motion, it became abundantly clear to me that he was the best individual to lead Premium through its next growth phase."

Morgan Lekstrom, incoming Chief Executive Officer, commented: "I'm honored to take on this role at such a crucial time for the Company. Collaborating with Paul and the team in recent months has been a privilege. Sean Whiteford's expertise and deep understanding of the project have been instrumental in setting the stage for transforming the Company. With a proven track record in exploration and resource definition, we are proceeding through a careful and phased strategy to develop the Selebi and Selkirk assets, aiming to establish a strategically located and sustainable global supply of critical metals. Supported by established infrastructure, a transparent permitting framework, and a robust partnership with Botswana's new government, the Company will be well-positioned, once recapitalized, to make the strategic decisions and investments necessary to propel these projects forward."

Mr. Lekstrom continued: "As CEO, I am dedicated to strengthening our management team, establishing strong financial controls, and directing capital towards immediate opportunities that enhance value. As we grow the Company during this phase, I will be seeking the next leader to steer us through a more extensive expansion. I am committed to maintaining a clear and transparent approach while working with our current, past, and future shareholders to ensure active communication with the market. I encourage every shareholder to reach out to the Company, myself, and our team at any time."

Management and Board of Directors

Effective on closing of the Private Placement, Morgan Lekstrom will hold the position of Chief Executive Officer of PREM. Mr. Lekstrom has a diverse background and an established track record of delivering successes, including most recently, the successful building of NexGold Mining Corp, creating a near term development company with a clear path to building two new Canadian gold mines. This was accomplished through deleveraging and restructuring debt, setting a new strategic direction for the company through multiple back-to-back mergers / acquisitions of Blackwolf Copper and Gold Ltd. and Treasury Metals Inc., and then Signal Gold Inc. in 2024. Mr. Lekstrom has held senior technical roles with experience at Freeport McMoran's Grasberg site in Indonesia and Rio Tinto's Oyu Tolgoi Project in Mongolia. He has direct African experience though his role with Golden Star Resources in supporting the redevelopment of an underground mine in Ghana, West Africa. Mr. Lekstrom has also served as engineering manager at Sabina Gold & Silver Corp., where he was responsible for the first phases of execution at the Back River Marine Laydown Project.

Mr. August has agreed to join the Company as Strategic Advisor on US Capital Markets & Department of Defense Relations. Mr. August is Executive Chairman of Atlas Capital Partners a New York, NY based single family office investment firm and merchant bank who has 15+ years of experience in long term investing, advising and growing businesses in the venture capital, private equity and public equities sectors on transactions across a variety of industries including defense, technology and strategic natural resources. Mr. August was a legacy private equity investor in the successful equity raise of $17.25MM USD in April 2022 for PREM and the concurrent acquisitions of these assets as well as participating in multiple equity financings of the Company since going public, including this $25MM USD equity financing round.

The Company will continue to leverage the strengths of the current PREM management team, which brings valuable knowledge and experience gained over many years of exploration and technical studies on the Selebi and Selkirk assets, supplemented by the vision of Frank Giustra. This includes strengthening both the board of directors and management team, which will define the Company's path forward.

Private Placement

The Company intends to complete a private placement financing of up to 120,000,000 units of the Company at a price of C$0.30 per unit for aggregate gross proceeds of up to C$36 million (the "**Private Placement**"). Tri View Capital Ltd. is acting as a finder in connection with the Private Placement.

Each unit will consist of one common share and one-half of one warrant. Each warrant will entitle the holder to acquire one additional common share at a price of C$0.55 per share for a period of 36 months following the date of issuance.

The Company will have the option to increase the Private Placement by offering up to an additional 60,000,000 units, on the same terms. If the additional units are sold in full, the Private Placement will be comprised of a total of 180,000,000 units for aggregate gross proceeds of C$54 million.

The net proceeds of the Private Placement are expected to be used by the Company to advance the exploration and development of its mineral assets in Botswana and for general corporate and working capital purposes.

The Private Placement is expected to close in early March, 2025 and remains subject to the receipt of all necessary approvals, including the approval of the TSX Venture Exchange (the "**Exchange**"). The closing of the Private Placement is conditional upon a binding commitment for the completion of the Debt Conversion.

The Company has agreed to issue to Tri View Capital Ltd. 4,000,000 common shares at an issue price of C$0.30 per share for its services as finder in connection with the Private Placement, subject to Exchange approval.

All securities issued under the Private Placement will be subject to a hold period of four months plus one day from the date of issuance in accordance with applicable Canadian securities laws and the policies of the Exchange.

Debt Conversion

The Company and Cymbria have entered into a debt settlement agreement pursuant to which the Company has agreed to issue to Cymbria an aggregate of 69,607,843 units ("**Settlement Units**") at a deemed issue price of C$0.30 in full satisfaction of the C$20,883,224 principal amount outstanding under the term loan previously advanced by Cymbria to the Company (the "**Debt**"), with the accrued interest to be settled in cash. Each Settlement Unit will consist of one common share and one common share purchase warrant (each, a "**Settlement Warrant**"). Each Settlement Warrant will entitle the holder to acquire one additional common share at a price of C$0.40 per common share for a period of 36 months

following the date of issuance. The Debt Conversion is expected to close following completion of the Private Placement and is conditional on completion of the Private Placement and remains subject to the receipt of all necessary approvals, including the approval of the Exchange including approval of the disinterested shareholders of the Company. The terms of the Debt Conversion were determined as a result of arm's-length negotiations between the Company, the Advisors (as defined below) and Cymbria.

The Debt was borrowed pursuant to a commitment letter dated June 12, 2023, among the Company, Cymbria Corporation, and each of the Company's subsidiaries, as amended by a first and second amended and restated commitment letter dated June 28, 2023 and December 3, 2023, respectively (together, the "**Commitment Letter**"). Pursuant to the Commitment Letter, the debt accrued interest at the rate of 10% per annum and had a maturity date of June 28, 2026 and was secured by a pledge of all the shares of the Company's subsidiaries and other security customary for a loan of this nature. Pursuant to the terms of the debt settlement agreement, Cymbria has agreed to the release and discharge of all guarantees and security previously granted to Cymbria upon the issuance of the Settlement Units in full. By issuing the Settlement Units, the Debt will be fully extinguished so that the Company may preserve its cash and improve its financial position to meet its obligations and fund future operations. The Debt Conversion is expected to significantly reduce the Company's balance sheet debt and improve its future debt repayment profile.

EdgePoint is expected to become a Control Person of the Company (as such term is defined in the policies of the Exchange) as a result of the Debt Conversion and the Company will therefore be required to obtain disinterested shareholder approval under the policies of the Exchange. The Company will seek approval from disinterested shareholders by way of consent resolution.

Prior to the Debt Conversion, EdgePoint held 20,882,353 common shares and 13,716,307 warrants or 11.2% of the outstanding shares (18.6% on a partially diluted basis assuming conversion of warrants). After giving effect to the Debt Conversion, and assuming completion of the Private Placement, EdgePoint will hold 93,490,196 common shares and 83,324,150 warrants or 23.83% of the outstanding shares (37.18% on a partially diluted basis).

The investor rights agreement previously entered into between the Company and EdgePoint will be amended upon the closing of the Debt Conversion including to increase EdgePoint's director nomination right from one director of the Company to two directors and to provide EdgePoint with certain information and registration rights, provided in each case that EdgePoint meets certain equity ownership thresholds and satisfies certain other conditions, and a "right to place" securities proposed to be sold by EdgePoint in favour of the Company in certain circumstances.

All securities issued under the Debt Conversion will be subject to a hold period of four months plus one day from the date of issuance in accordance with applicable Canadian securities laws and the policies of the Exchange.

Advisory Services Agreements

The Company also announces that it has entered into an advisory services agreement with each of Fiore Management and Advisory Corp. ("**Fiore**") and Bowering Projects Ltd. ("**Bowering**" and together with Fiore, the "**Advisors**"), pursuant to which the Advisors agreed to provide the Company with advisory services including assistance with the identification of a new CEO, the Debt Conversion, and Company strategy. The Advisors will continue to provide such services on an ongoing basis, as applicable, until June 30, 2025 (the "**Advisory Agreements**").

Pursuant to the Advisory Agreements, the Company agreed to issue 9,000,000 Shares to Fiore and 3,750,000 Shares to Bowering (collectively, the "**Advisory Shares**") at a deemed price per share of C$0.30 as consideration for their services. The issuance of the Advisory Shares is subject to approval of

the Exchange including receipt of disinterested shareholder approval, which the Company will be seeking by way of consent resolution.

All Advisory Shares will be subject to contractual resale restrictions for a 12 month period, which period will run concurrently with the four month hold period required under applicable Canadian securities laws.

MI 61-101 Disclosure

EdgePoint is (i) a "related party" of the Company by virtue of having beneficial ownership of, or control or direction over, directly or indirectly, Shares carrying more than 10% of the voting rights attached to all of the Company's voting securities, and (ii) an affiliated entity of Cymbria Corporation and, as such, the Debt Conversion is considered to be a "related party transaction" of the Company for purposes of MI 61-101.

The Company may, however, complete the Debt Conversion in reliance on exemptions available under MI 61-101 from the formal valuation and minority approval requirements of MI 61-101. Specifically, the Debt Conversion is exempt from the formal valuation requirement in Section 5.4 of MI 61-101 in reliance on Section 5.5(b) of MI 61-101 as the Company is not listed on a specified market within the meaning of MI 61-101. Additionally, the Debt Conversion is exempt from the minority approval requirement in Section 5.6 of MI 61-101 in reliance on Section 5.7(1)(a) of MI 61-101 as (i) the Company is in a situation of serious financial difficulty, (ii) the Debt Conversion is designed to improve the financial position of the Company, (iii) the circumstances described in Section 5.5(f) of MI 61-101 are not applicable, (iv) the Company's board of directors and independent directors (as such term is defined in MI 61-101) have, acting in good faith, determined that the Company is in serious financial difficulty and the Private Placement and Debt Conversion will improve its financial position, and that (i) and (ii) apply and the terms of the Debt Conversion are reasonable in the circumstances of the Company, and (v) there is no other requirement, corporate or otherwise, to hold a meeting to obtain any approval of the Company's shareholders. Further, the Company did not file a material change report more than 21 days before entering into the Debt Settlement Agreement as the details of the Debt Conversion had not been finalized, and the Company needs to execute these recapitalization transactions wished to enter into the Debt Settlement Agreement on an expedited basis given its current financial situation and need for liquidity.

The directors of the Company entitled to vote thereon have unanimously approved the Debt Conversion. As part of their deliberations, the board considered the financial position of the Company, the requirement for a binding commitment for the Debt Conversion to occur in order to consummate the Private Placement, and the objectives of both the Private Placement and the Debt Conversion (collectively, the "**Recapitalization Transactions**"), as well as the criteria and conditions with respect to the financial hardship exemptions described herein. The Recapitalization Transactions are necessary for the Company to relieve its current condition of financial hardship, resulting from an unsustainable total debt level and pressing liquidity deficit. It will achieve a significant deleveraging of the Company, reducing total debt by over C$20 million.

No U.S. Registration

The foregoing securities being offered have not been and will not be registered under the U.S. Securities Act and may not be offered or sold in the United States, or to, or for the account or benefit of, U.S. persons or persons in the United States, absent registration or an applicable exemption from the registration requirements. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful.

About Premium Resources Ltd.

PREM is a mineral exploration and development company that is focused on the redevelopment of the previously producing nickel, copper and cobalt resources mines owned by the Company in the Republic of Botswana.

On behalf of the board of directors:

Paul Martin
Director and Interim Chief Executive Officer
Premium Resources Ltd.

For further information about Premium Resources Ltd., please contact:

Jaclyn Ruptash
Vice President, Communications and Government and Investor Relations
+1 (604) 770-4334

Cautionary Note Regarding Forward-Looking Statements

This release includes certain statements and information that may constitute forward-looking information within the meaning of applicable Canadian securities laws. Forward-looking statements relate to future events or future performance and reflect the expectations or beliefs of management of the Company regarding future events. Generally, forward-looking statements and information can be identified by the use of forward-looking terminology such as "intends" or "anticipates", or variations of such words and phrases or statements that certain actions, events or results "may", "could", "should", "would" or "occur". This information and these statements, referred to herein as "forward-looking statements", are not historical facts, are made as of the date of this news release and include without limitation, statements regarding discussions of future plans, estimates and forecasts and statements as to management's expectations and intentions with respect to, among other things: the timeline of the foregoing transactions and changes to management; the securities offered under the Private Placement; the securities issuable pursuant to the Debt Conversion and Advisory Agreements; the use of proceeds from the Private Placement; the Company's intention to complete the Debt Conversion; changes to the Company's board of directors and appointment of Mr. Lekstrom as CEO; EdgePoint becoming a Control Person of the Company; the anticipated benefits of the Private Placement, Debt Conversion and changes to the Company's management team, the timing of and nature of the amended terms of the investor rights agreement previously entered into between the Company and EdgePoint; and the Company's operational plans and strategy.

These forward-looking statements involve numerous risks and uncertainties and actual results might differ materially from results suggested in any forward-looking statements. These risks and uncertainties include, among other things: delays in obtaining or failure to obtain required regulatory approvals for the Private Placement, Debt Conversion, and issuance of Advisory Shares; that the Company will not be able to obtain disinterested shareholder approval for the issuance of the Advisory Shares and creation of

a new Control Person; market uncertainty and the inability of the Company to raise the anticipated proceeds under the Private Placement or complete the Debt Conversion on the timeline currently anticipated, or at all; that the Debt Conversion, Private Placement and related transactions will not improve the Company's operations, financial position or ability to execute its future plans as expected; that Mr. Lekstrom will not be appointed as CEO; and that the Company will not be able to use the proceeds of the Private Placement as currently anticipated.

In making the forward-looking statements in this news release, the Company has applied several material assumptions, including without limitation, that the Company will complete the Debt Conversion and Private Placement on the terms and timeline currently anticipated by management; that the Company will use the proceeds of the Private Placement as currently anticipated; that the Debt Conversion, Private Placement, and changes to the Company's management team will benefit the Company's operations and financial position as currently anticipated by management; that the Company will receive disinterested shareholder approval of the issuance of the Advisory Shares and creation of a new Control Person, being EdgePoint; and that the Company will obtain the required regulatory approvals for the Private Placement, Debt Conversion, and issuance of Advisory Shares on the timeline currently expected.

Although management of the Company has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking statements or forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements and forward-looking information. Readers are cautioned that reliance on such information may not be appropriate for other purposes. The Company does not undertake to update any forward-looking statement, forward-looking information or financial out-look that are incorporated by reference herein, except in accordance with applicable securities laws. We seek safe harbor.

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this news release. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

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Premium Resources Closes Book and Upsizes Non-Brokered Private Placement to C$44MM Due to Strong Demand

Toronto, Ontario--(Newsfile Corp. - February 20, 2025) - **Premium Resources Ltd. (TSXV: PREM) (OTC Pink: PRMLF)** ("**PREM**" or the "**Company**") announces that due to significant demand, it is increasing the size of its previously-announced non-brokered private placement (the "**Offering**") of units of the Company (the "**Units**") at a price of $0.30 per Unit from C$36MM to up to C$44MM.

Other than the upsize of the Offering, all other details of the non-brokered private placement remain as disclosed in the news release of the Company issued on February 18, 2025, and entitled "*Premium Resources Announces New Strategic Investor Group, Non-Brokered Equity Financing of Up to C$36MM, Equity Settlement of C$20.8MM of Debt, and Leadership Change*".

The Offering is expected to close in early March 2025 and remains subject to the receipt of all necessary approvals, including the approval of the TSX Venture Exchange.

The foregoing securities being offered have not been and will not be registered under the U.S. Securities Act and may not be offered or sold in the United States, or to, or for the account or benefit of, U.S. persons or persons in the United States, absent registration or an applicable exemption from the registration requirements. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful.

About Premium Resources Ltd.

PREM is a mineral exploration and development company that is focused on the redevelopment of the previously producing copper, nickel and cobalt resources mines owned by the Company in the Republic of Botswana.

On behalf of the board of directors:

Paul Martin
Director and Interim Chief Executive Officer
Premium Resources Ltd.

For further information about Premium Resources Ltd., please contact:

Jaclyn Ruptash
Vice President, Communications and Government and Investor Relations
+1 (604) 770-4334

Cautionary Note Regarding Forward-Looking Statements

This release includes certain statements and information that may constitute forward-looking information within the meaning of applicable Canadian securities laws. Forward-Looking statements relate to future events or future performance and reflect the expectations or beliefs of management of the Company regarding future events. Generally, forward-looking statements and information can be identified by the use of forward-looking terminology such as "intends" or "anticipates", or variations of such words and phrases or statements that certain actions, events or results "may", "could", "should", "would" or "occur". This information and these statements, referred to herein as "forward-looking statements", are not historical facts, are made as of the date of this news release and include without

limitation, statements regarding discussions of future plans, estimates and forecasts and statements as to management's expectations and intentions with respect to, among other things: the completion of the Offering, the anticipated proceeds to be raised under the Offering; the intended use of proceeds raised under the Offering; and the potential payment of finder's fees in connection with the Offering.

These forward-looking statements involve numerous risks and uncertainties and actual results might differ materially from results suggested in any forward-looking statements. These risks and uncertainties include, among other things: delays in obtaining or failure to obtain the required regulatory approvals for the Offering; market uncertainty; the inability of the Company to complete the Offering on the terms disclosed, or at all; the inability of the Company to raise the anticipated proceeds under the Offering; and changes in the Company's business plans impacting the intended use of proceeds raised under the Offering.

In making the forward-looking statements in this news release, the Company has applied several material assumptions, including without limitation, that: the Company will obtain the required regulatory approvals for the Offering; the Company will be able to complete the Offering on the terms disclosed; the Company will be able to raise the anticipated proceeds under the Offering; and the Company will use the proceeds of the Offering as currently anticipated. Although management of the Company has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking statements or forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements and forward-looking information. Readers are cautioned that reliance on such information may not be appropriate for other purposes. The Company does not undertake to update any forward-looking statement, forward-looking information or financial outlook that are incorporated by reference herein, except in accordance with applicable securities laws.

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this news release. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

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Not for distribution to United States newswire services or for dissemination in the United States

PREMIUM RESOURCES LTD. | principled mining

SCHEDULE F

(Computershare Appendix 7.4A)

DECLARATION re 'POLITICALLY EXPOSED PERSON'

(Per s.9.3 of PCMLTF Act and s.54.2 of PCMLTF Regulations. To assist Computershare to make a determination whether an individual is a PEP/Close Associate of a PEP. This generally applies to a new accountholder or an individual who initiates or receives a foreign electronic funds transfer or wire transfer of $100,000 or more)

TO: COMPUTERSHARE TRUST COMPANY OF CANADA and its affiliated companies ("Computershare")

RE: Escrow agreement between PREMIUM RESOURCES LTD, FIORE MANAGEMENT & ADVISORY CORP and COMPUTERSHARE TRUST COMPANY OF CANADA for a non-brokered private placement.
(Describe new account or electronic funds transfer or wire transfer transaction being conducted.)

Please mark the appropriate boxes below. If the last box is marked, you must provide the information requested.

☐ Neither the undersigned nor, to my knowledge, any relative* or close associate ***of mine listed below, holds – or has ever held – one of the following positions in or on behalf of a country other than Canada:

- a head of state or government;
- a member of the executive council of government or member of a legislature;
- a deputy minister (or equivalent);
- an ambassador or an ambassador's attaché or counsellor;
- a military general (or higher rank);
- a president of a state owned company or bank;
- a head of a government agency;
- a judge;
- or a leader or president of a political party in a legislature.

☐ Neither the undersigned nor, to my knowledge, any relative* or close associate ***of mine listed below, holds – or has held within the last 5 years – a specific office or position in or on behalf of the Canadian federal government, a Canadian provincial government, or a Canadian municipal government:

- Governor General, lieutenant governor or head of government;
- member of the Senate or House of Commons or member of a legislature;
- deputy minister or equivalent rank;
- ambassador, or attaché or counsellor of an ambassador;
- military officer with a rank of general or above;
- president of a corporation that is wholly owned directly by Her Majesty in right of Canada or a province;
- head of a government agency;
- judge of an appellate court in a province, the Federal Court of Appeal or the Supreme Court of Canada;
- leader or president of a political party represented in a legislature; or
- mayor**.

☐ The undersigned is not the head of an international organization (see 7.4B for examples of international organizations). For reference, a head of an international organization is a person who is either:

1. the head of an international organization established by the governments of states; or
2. the head of an institution established by an international organization.

*** A "relative" includes: your parent, your child, your spouse or common-law partner, a parent of your spouse or common-law partner, and your brother, sister, half-brother or half-sister.**

**** In line with legislation across Canada, municipal governments include cities, towns, villages and rural (county) or metropolitan municipalities. As such, a mayor is the head of a city, town, village, or rural or metropolitan municipality, regardless of the size of the population.**

***** A close associate can be a person who is connected to a PEP or HIO for personal or business reasons. Examples of relationships that could indicate that someone is a close associate (personal or business) could include, but are not limited to persons who:**

- are the business partners of, or who beneficially own or control a business with, a PEP or HIO;
- are in a romantic relationship with a PEP or HIO;
- are involved in financial transactions with a PEP or a HIO;
- serve as prominent members of the same political party or union as a PEP or HIO;
- serve as a member of the same board as a PEP or HIO;
- carry out charitable works closely with a PEP or HIO; or
- are listed as joint on a policy where one of the holders may be a PEP or HIO.

Once you determine that a person is the close associate of a PEP or HIO, they remain a close associate until they lose that connection.

☐ The above statements are not true. Please complete at least one of the following where applicable:

- In the case of a foreign PEP, I or one of my relatives or close associates holds – or has held – one of the above-listed foreign PEP positions in or on behalf of a country other than Canada. The position held by me or my relative or close associate is/was ____ in __________________ (*country*). The source of the funds and the source of wealth for this account or payment is ____.
- In the case of a domestic PEP, I or one of my relatives or close associates holds – or has held within the last 5 years – a specific office or position in or on behalf of the Canadian federal government, a Canadian provincial government, or a Canadian municipal government as outlined in the domestic PEP section above. The position held by me or my relative or close associate is/was ____ in ____________________ (governmental branch). The source of the funds and the source of my wealth for this account or payment is ____.
- I am the head of an international organization, which is called ____. The source of the funds and source of my wealth for this account or payment is ____.

Dated this _____ day of _________________, 20____.

____
(Signature)

APPENDIX I

TERMS AND CONDITIONS OF SUBSCRIPTION FOR SECURITIES

The Subscriber hereby unconditionally and irrevocably subscribes for and agrees to purchase the Securities described on page 1 upon and subject to the following terms and conditions:

1. **The Private Placement.** The Subscriber acknowledges that the Subscriber's Securities will be issued in connection with a non-brokered private placement offering of up to 147,000,000 units of the Issuer at $0.30 per unit (the "**Units**") for aggregate gross proceeds of up to $44,100,000 (subject to any changes to the size or terms of the private placement that are approved by the board of directors of the Issuer)(the "**Private Placement**"). Each Unit will consist of one Share and one-half of one Warrant. Each Warrant will entitle the holder to acquire one additional Share (a "**Warrant Share**") at a price of $0.55 per Warrant Share for a period of 36 months following the date of issuance. The Subscriber acknowledges that finders' fees and advisory fees may be payable by the Issuer in connection with the Private Placement in cash and/or in securities of the Issuer. The Issuer will have the option to increase the Private Placement by offering up to an additional 33,000,000 Units (the "**Additional Units**"). If the Additional Units are sold in full, the Private Placement will be comprised of a total of 180,000,000 Units for aggregate gross proceeds of $54,000,000.

2. **Conditions and Closing.** This Agreement shall be subject to acceptance by the Issuer and approval by the stock exchange(s) or regulatory authority(ies) having jurisdiction with respect to the Issuer (collectively, the "**Regulatory Authorities**"). The Securities will be allotted and issued to the Subscriber on such date as the Issuer shall determine after receipt of any required approvals from Regulatory Authorities (the "**Closing Date**"). Prior to the Closing Date, the subscription funds will be held in a non-interest bearing account by Computershare Trust Company of Canada.

   Prior to the Closing Date, the Subscriber must deliver payment in full for the Purchase Price by certified cheque, bank draft or by wire transfer using the instructions provided by the Issuer.

   The closing of the Private Placement will be conditional upon a binding commitment of Cymbria Corporation (and any of its affiliates as applicable) for the satisfaction of the debt owed to them by the Issuer pursuant to the second amended and restated commitment letter, dated December 3, 2023, by the issuance of securities of the Issuer, subject to the satisfaction of the conditions to closing contained therein.

3. **Termination.** If the Closing Date does not occur on or before 5:00 p.m. (Pacific Time) on June 30, 2025, then this Agreement shall terminate and the entire Purchase Price shall be repaid forthwith to the Subscriber without interest or deduction within 10 business days, unless otherwise agreed upon by the Issuer and the Subscriber.

4. **Representations and Warranties of the Issuer.** By accepting this offer, the Issuer represents and warrants to the Subscriber that, as of the Closing Date:

   (a) the Issuer has been duly incorporated and is validly subsisting and in good standing under the laws of its jurisdiction of incorporation, continuation or amalgamation;

   (b) the Issuer is a reporting issuer under the securities laws of one or more jurisdictions in Canada;

   (c) the Shares of the Issuer are listed and posted for trading on a recognized stock exchange or quotation system;

   (d) no order ceasing or suspending trading in securities of the Issuer nor prohibiting the sale of the Securities has been issued and remains outstanding against the Issuer and, to the best of the Issuer's knowledge, no investigations or proceedings for such purposes are pending or have been threatened;

   (e) this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action on the part of the Issuer and, subject to acceptance by the Issuer, this Agreement constitutes a valid obligation of the Issuer legally binding upon it and enforceable in accordance with its terms subject to such limitations and prohibitions in applicable laws relating to bankruptcy, insolvency, liquidation, moratorium, reorganization, arrangement or winding-up and other laws, rules and regulations of general application affecting the rights, powers, privileges, remedies and interests of creditors generally;

(f) the sale and issuance of the Shares and Warrants, and the delivery of the certificates representing them, will have been approved by all requisite corporate action on or before the Closing Date and, upon issue and delivery at the closing, the Shares and Warrants will be validly issued; and

(g) the Warrant Shares have been duly allotted and authorized for issuance and, upon exercise of the Warrants in accordance with the terms and conditions of the Warrant certificate and payment of the exercise price therefor, the Warrant Shares will be validly issued as fully paid and non-assessable Shares; neither the Issuer, nor any partner, director, or officer or any person directly or indirectly controlling, controlled by or under common control with the Issuer is subject to any "disqualifying event" set forth in Rule 506(d) of Regulation D under the U.S. Securities Act or any similar disqualification provision.

5. **No Undisclosed Material Knowledge.** The Subscriber represents and warrants that the Subscriber is not acquiring the Securities as a result of being aware of any material information about the affairs of the Issuer that has not been publicly disclosed.

6. **Risks of Private Placement and Offshore Purchaser.** The Subscriber acknowledges that:

(a) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(b) there is no government or other insurance covering the Securities;

(c) there are risks associated with the purchase of the Securities;

(d) there are restrictions on the Subscriber's ability to resell the Securities and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Securities; and

(e) the Issuer has advised the Subscriber that the Issuer is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell the Securities through a person registered to sell securities under the *Securities Act* (British Columbia) (the "**Act**") and, as a consequence of acquiring the Securities pursuant to these exemptions, certain protections, rights and remedies provided by the Act, including statutory rights of rescission or damages, will not be available to the Subscriber.

7. **Purchasing as Principal.** The Subscriber represents and warrants that the Securities are not being purchased with a view to resale or distribution in contravention of applicable securities laws or as part of a series of transactions involving further purchases and sales of the Securities and:

(a) the Securities are being purchased by the Subscriber as principal for its own account and not for the benefit of any other person or the Subscriber is deemed to be purchasing as principal under section 2.3 of NI 45-106 by virtue of being a trust company or trust corporation described in paragraph (p) of, or by virtue of being a person described in paragraph (q) of, the definition "accredited investor" in section 1.1 of NI 45-106; or

(b) the Securities are being purchased by the Subscriber as agent for the principal disclosed on page 1 of this Agreement and the Subscriber is not deemed to be purchasing as principal under section 2.3 of NI 45-106 by virtue of being a trust company or trust corporation described in paragraph (p) of, or by virtue of being a person described in paragraph (q) of, the definition "accredited investor" in section 1.1 of NI 45-106, and the Securities are being acquired by such principal as principal, the Subscriber is the principal's agent with proper authority to execute all documents in connection with this purchase on behalf of such principal and the representations, warranties, acknowledgements and covenants of the Subscriber herein (including any Schedules hereto), excluding this paragraph (b), are also hereby given with respect to such principal, except that representations with respect to the Subscriber's residential address are deemed to be references to the disclosed address of the disclosed principal on page 1 of this Agreement.

8. **Capacity, Authority and Compliance.** The Subscriber represents and warrants that:

(a) if the Subscriber is not an individual, it was not created and is not being used solely to purchase or hold securities as an "accredited investor" as described in paragraph (m) of Schedule A, Certificate of Accredited Investor;

(b) if the Subscriber is a corporation, the Subscriber is a valid and subsisting corporation, has the necessary corporate capacity and authority to enter into and to observe and perform its covenants and obligations under this Agreement and has taken all necessary corporate action in respect thereof;

(c) if the Subscriber is a partnership, syndicate or other unincorporated form of organization, the Subscriber has the necessary legal capacity and authority to execute and deliver this Agreement and perform its covenants and obligations hereunder and has obtained all necessary approvals thereof; or

(d) if the Subscriber is an individual, he or she has attained the age of majority and is legally competent to execute this Agreement and to take all actions required pursuant hereto,

and the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any terms or provisions of any law applicable to, or, if applicable, the constating documents of, the Subscriber, or any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound.

9. **Binding and Enforceable.** The Subscriber represents and warrants that this Agreement has been validly executed by the Subscriber and, upon acceptance by the Issuer of this Agreement, this Agreement will constitute a legal, valid and binding contract of the Subscriber, enforceable against the Subscriber in accordance with its terms.

10. **No Offering Memorandum or Advertising.** The Subscriber acknowledges that the Subscriber has not been furnished with, nor does it need to receive, an offering memorandum or other document prepared by the Issuer describing its business or affairs, in order to assist it in making an investment decision in respect of the Securities, and, except for this Agreement, no other documents have been delivered or otherwise furnished to the Subscriber in connection with the Private Placement. The Subscriber represents and warrants that the Subscriber did not become aware of the offering and sale of the Securities as a result of, nor has it seen, any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or the Internet, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising. The Subscriber further acknowledges that no person has represented that such person or another person will resell or repurchase any of the Subscriber's Securities or refund all or any of the purchase price of such Securities, and that no person has given an undertaking relating to the future value or price of any such Securities.

11. **Knowledge and Experience.** The Subscriber represents and warrants that the Subscriber has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of the investment hereunder and is able to bear the economic risk of loss of such investment.

12. **Not a New Control Person.** The Subscriber represents and warrants that the Subscriber is not one of a combination of shareholders of the Issuer or investors in the Private Placement (including by acting jointly or in concert with any such shareholder or investor) as a consequence of which the issuance of Securities to the Subscriber hereunder (assuming the exercise of any warrants to be issued hereunder to, and any convertible securities of the Issuer currently held by, the Subscriber and any such other shareholders or investors) will result in, or be part of a transaction that will result in, the creation of a new "Control Person" of the Issuer under the policies of the Exchange.

13. **No U.S. Registration.** The Subscriber is aware and accepts that the Securities have not been and will not be registered under the United States *Securities Act of 1933*, as amended (the "**U.S. Securities Act**"), or the securities laws of any state of the United States and, subject to certain exemptions, may not be offered or sold in the United States or to, or for the account or benefit of, any U.S. Person. "**U.S. Person**" has the meaning set forth in Rule 902 of Regulation S under the U.S. Securities Act. The Subscriber acknowledges that, subject to certain exceptions provided under the U.S. Securities Act, the Securities may not be offered, sold or otherwise transferred to, or exercised by or on behalf of, any person in the United States or any U.S. Person or person acting for the account or benefit thereof. "**United States**" means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia.

14. **Residence.** The Subscriber represents and warrants that the Subscriber is a resident of, or if not an individual, has a head office or is otherwise subject to the laws of, the jurisdiction disclosed under "Subscriber's Information and Signature" on page 2 of this Agreement, and that such address is the residence of the Subscriber or the place of

business of the Subscriber at which the Subscriber received and accepted the offer to acquire the Securities and was not created or used solely for the purpose of acquiring the Securities.

15. **Non-US Exemptions.** If the Subscriber is a resident of or otherwise subject to the securities laws of any jurisdiction other than the United States, the Subscriber represents and warrants that it is purchasing the Securities under one of the following exemptions:

(a) the Subscriber is not an individual and is acquiring Securities with an aggregate Purchase Price of Cdn$150,000 or more; or

(b) the Subscriber is an accredited investor as defined in NI 45-106 and the Subscriber has properly completed and duly executed the Certificate of Accredited Investor attached hereto as Schedule A indicating the means by which the Subscriber is an accredited investor, and if the Subscriber has selected categories (j), (k) and/or (l) under Schedule A, the Subscriber has also completed Schedule A2 - Individual Accredited Investor Risk Acknowledgement Form; or

(c) the Subscriber meets one of the following requirements:

(i) the Subscriber is not a resident in or otherwise subject to the laws of Ontario and has completed and executed, the Certificate of Family, Friends and Business Associates attached hereto as Schedule B and if the Subscriber is resident in or otherwise subject to the laws of Saskatchewan the Subscriber has also properly completed and duly executed the Risk Acknowledgement attached as Schedule B1; or

(ii) the Subscriber is resident in or otherwise subject to the laws of Ontario, and the Subscriber meets the requirements set forth in, and has completed and executed, the Certificate of Family, Friends and Business Associates attached hereto as Schedule B2;

and in respect of each of the above subparagraphs, the Subscriber hereby confirms the truth and accuracy of all statements made therein by the Subscriber and that such statements will be true and accurate on the Closing Date.

16. **U.S. Registration Exemption.** Unless the Subscriber is a U.S. Subscriber that has completed and executed the Certification of U.S. Subscriber attached hereto as Schedule C, the Subscriber represents and warrants that:

(a) the Subscriber is not, and is not purchasing the Securities for the account or benefit of, a person in the United States or a U.S. Person (as defined above);

(b) the Subscriber was not offered the Securities in the United States;

(c) the Subscriber did not execute or deliver this Agreement in the United States;

(d) the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the U.S. Securities Act;

(e) the Subscriber has no intention to distribute either directly or indirectly any of the Securities in the United States, except in compliance with the U.S. Securities Act and any applicable securities laws of any state of the United States;

(f) the Securities were not purchased as a result of any form of directed selling efforts (as such term is used in Regulation S under the U.S. Securities Act) or general solicitation or general advertising (as such terms are defined under Rule 502(c) of Regulation D under the U.S. Securities Act), and the sale of the Securities was not accompanied by any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over radio, television or telecommunications, including electronic display and the Internet or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(g) the Subscriber understands and agrees that any warrants forming part of the Securities may not be exercised in the United States or by or on behalf of a U.S. Person or a person in the United States unless registered

under the U.S. Securities Act and state securities laws or unless an exemption from such registration requirements is available and the holder has furnished an opinion of counsel of recognized standing in form and substance satisfactory to the Issuer to such effect.

17. **U.S. Resale Restrictions and Legend.** Subscribers that are U.S. Subscribers acknowledge that the certificates representing the Subscriber's Securities will be endorsed with the legends contemplated by the Certification of U.S. Subscriber attached hereto as Schedule C.

18. **Subscribers Resident in Other Jurisdictions.** If the Subscriber is not a resident of Canada or the United States, the Subscriber represents and warrants to the Issuer that the Subscriber:

(a) is knowledgeable of, or has been independently advised as to, the applicable securities laws of its jurisdiction of residence that would apply to this subscription, if there are any;

(b) is purchasing the Securities pursuant to exemptions from any substantive or procedural requirements under the applicable securities laws of the Subscriber's jurisdiction of residence or, if such is not applicable, the Subscriber is permitted to purchase the Securities under the applicable securities laws of the Subscriber's jurisdiction of residence without the need to comply with any substantive or procedural requirements of any kind whatsoever in the Subscriber's jurisdiction of residence; and

(c) will, if requested by the Issuer, deliver to the Issuer a certificate or opinion of local counsel from the Subscriber's jurisdiction of residence which will confirm the matters referred to in subparagraph (b) above to the satisfaction of the Issuer, acting reasonably.

19. **Regulatory Resale Restrictions and Legends.** The Subscriber understands and acknowledges that the Securities will be subject to certain resale and transfer restrictions under applicable securities laws and stock exchange policies. The Subscriber acknowledges that it has been advised to consult its own legal advisors with respect to applicable resale and transfer restrictions, that it is solely responsible for complying with such restrictions and the Subscriber covenants and agrees to comply with all other applicable resale and transfer restrictions. The Subscriber acknowledges and agrees that the Issuer shall make a notation on its records or give instructions to the transfer agent of the Securities in order to implement the restrictions on transfer set out in applicable legislation.

The Subscriber acknowledges that the Securities will have attached to them, whether through the electronic deposit system of CDS, an ownership statement issued under a direct registration system or on certificates that may be issued, the following legend:

> "UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE **[THE DATE THAT IS FOUR MONTHS AND ONE DAY AFTER THE CLOSING DATE WILL BE INSERTED]**."

And if applicable under the policies of the Exchange, the additional legend as follows:

> "WITHOUT PRIOR WRITTEN APPROVAL OF TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL **[THE DATE WHICH IS FOUR MONTHS AND ONE DAY AFTER THE CLOSING DATE WILL BE INSERTED]**."

20. **Insider Requirements.** The Subscriber acknowledges that it is bound by the provisions of applicable securities laws which impose obligations on a person who becomes an Insider (as defined on page 3 of this Agreement) of an issuer, or on a person who holds sufficient securities exercisable into voting securities of an issuer to become an Insider. The Subscriber acknowledges that such obligations may include, but are not necessarily limited to: the filing of insider reports on the System for Electronic Disclosure by Insiders (SEDI); the filing of early warning reports; the filing of reports of acquisitions; and the filing of a Personal Information Form or similar document with the applicable stock exchange. The Subscriber further acknowledges that it has been advised to consult its own legal advisors with respect to such obligations, and that it is solely responsible for complying with such obligations, and covenants and agrees

with the Issuer that it will comply with all of such obligations, if applicable to the Subscriber, in a timely manner, whether arising at or after the closing.

21. **Indemnity.** The Subscriber agrees to indemnify and hold harmless the Issuer and its directors, officers, employees, agents, advisers and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Issuer in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any document furnished by the Subscriber to the Issuer in connection herewith.

22. **Acceptance by Issuer.** The Issuer's acceptance of the subscription herein shall be indicated by executing and delivering to the Subscriber a copy of this Agreement, and shall be effective as of the date therein specified.

23. **Costs.** The Subscriber acknowledges and agrees that all costs incurred by the Subscriber (including any fees and disbursements of any legal counsel retained by the Subscriber) relating to the sale of the Securities to the Subscriber shall be borne by the Subscriber.

24. **Governing Law and Attornment.** This Agreement and all related agreements between the parties hereto shall be governed by and construed in accordance with the laws of the Province of British Columbia, without reference to its rules governing the choice or conflict of laws. The parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of the Province of British Columbia, sitting in the city of Vancouver, with respect to any dispute to or arising out of this Agreement.

25. **Further Assurances.** The Subscriber and the Issuer agree to execute and deliver all such further documents and assurances, and do and cause to be done all such further acts and things as may be necessary or desirable to carry out the true intent of this Agreement and, in the case of the Subscriber, as may be requested by the Issuer in connection with applicable securities laws and the requirements of regulatory or governmental bodies including applicable stock exchanges.

26. **Consent to the Disclosure of Information**. This Agreement and the attachments hereto require the Subscriber to provide certain personal information to the Issuer. Such information is being collected by the Issuer for the purposes of completing the Private Placement of the Securities and the issuance (and the issuance of any underlying shares), which includes, without limitation, determining the Subscriber's eligibility to purchase the Subscriber's Securities under applicable securities legislation, preparing and registering any certificates representing the Subscriber's Securities (including any shares underlying the Securities) to be issued to the Subscriber, completing filings required by the Exchange or other Regulatory Authorities, indirect collection of information by the Exchange or Regulatory Authorities under authority granted in applicable securities legislation and the administration and enforcement of the applicable securities legislation by the Regulatory Authorities. The Subscriber acknowledges that the Subscriber's personal information including the Subscriber's full name, residential address, telephone number and other details of its subscription hereunder will be disclosed by the Issuer to: (a) the Exchange and other Regulatory Authorities; (b) the Issuer's registrar and transfer agent; and (c) any of the other parties involved in the Private Placement, including legal counsel to the Issuer; and may be disclosed by the Issuer to: (d) the Canada Revenue Agency; and (e) any other person to whom it is required to disclose such information under applicable legislation or authority. By executing this Agreement, the Subscriber consents to and authorizes the foregoing collection, use and disclosure of the Subscriber's personal information. The Subscriber also consents to and authorizes the filing of copies or originals of any of this Agreement (including attachments) below as may be required to be filed with the Exchange or other Regulatory Authorities in connection with the transactions contemplated hereby. In addition, the Subscriber consents to and authorizes the collection, use and disclosure of all such personal information by the Exchange and other Regulatory Authorities in accordance with their requirements, including the provision to third party service providers, from time to time. The Subscriber: (a) acknowledges that it has been notified by the Issuer of the Issuer's intention to deliver the Subscriber's personal information to securities regulatory authorities in Canada, that this information is being collected by the securities regulatory authorities under the authority granted in securities legislation, and that this information is being collected for the purposes of the administration and enforcement of securities legislation; and b) hereby authorizes the indirect collection of the Subscriber's personal information by the securities regulatory authorities in Canada. The Subscriber may contact the public official at the securities regulatory authority of its local

jurisdiction with respect to questions about the securities regulatory authorities' indirect collection of such information using the contact details included in Form 45-106F1 Report of Exemption Distribution, a copy of which is available on the website of the British Columbia Securities Commission:

https://www.bcsc.bc.ca/-/media/PWS/Resources/Securities_Law/Policies/Policy4/45106F1-F-October-5-2018.pdf

The officer of the Issuer who can answer questions about collection of information is:

Name: Timothy Moran, Chief Legal Officer
Email: tmoran@premiumresources.com

27. **Proceeds of Crime.** The Subscriber represents and warrants that no portion of the Purchase Price to be advanced by the Subscriber to the Issuer hereunder will represent proceeds of crime for the purposes of the *Proceeds of Crime (Money Laundering) and Terrorist Financing Act* (Canada) (the "**PCMLA**") and the Subscriber acknowledges that the Issuer may in the future be required by law to disclose the Subscriber's name and other information relating to this Agreement and the Subscriber's subscription hereunder, on a confidential basis, pursuant to the PCMLA. To the best of the knowledge of the Subscriber: (i) no portion of the Purchase Price to be provided by the Subscriber (A) has been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States or any other jurisdiction, or (B) is being tendered on behalf of a person or entity who has not been identified to the Subscriber, and (ii) it shall promptly notify the Issuer if the Subscriber discovers that any of such representations ceases to be true, and to provide the Issuer with appropriate information in connection therewith.

The funds representing the purchase price for the Securities which will be advanced by the undersigned to the Issuer will not and do not represent proceeds of crime for the purposes of the United States *Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act* (the "**PATRIOT Act**"), and the undersigned acknowledges that the Issuer may in the future be required by law to disclose the undersigned's name and other information relating to the undersigned's subscription for Securities, on a confidential basis, pursuant to the PATRIOT Act. No portion of the purchase price to be provided by the undersigned: (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States, or any other jurisdiction; or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the undersigned, and the undersigned shall promptly notify the Issuer if the undersigned discovers that any of such representations ceases to be true and provide the Issuer with appropriate information in connection therewith.

28. **Notice**. Documents will be considered to have been delivered (i) on the date of transmission, if delivered by fax, email, or other electronic communication (ii) the date of delivery, if delivered by hand during normal business hours or by prepaid courier, or (iii) five Business Days after the date of mailing, if delivered by mail, to the Issuer at the address set forth on the instructions page hereof and to the Subscriber at the residential address of the Subscriber set forth on page 2 of this Agreement.

29. **Entire Agreement.** This Agreement constitutes the entire agreement between the parties in respect of the subject matter hereof and supersedes any and all prior agreements, representations, warranties or covenants, express or implied, written or verbal, except as may be expressed herein.

30. **No Fractional Securities.** Any fractional Securities will be rounded down to the nearest whole number.

31. **Currency.** Unless otherwise indicated, all references to currency herein are to lawful money of Canada.

32. **Survival of Terms.** All representations, warranties, agreements and covenants made or deemed to be made by the Issuer and the Subscriber herein will survive the execution and delivery, and acceptance, of this offer and the closing of the issue of the Securities contemplated hereby.

33. **Instrument in Writing.** Subject to the terms hereof, neither this Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

34. **Enurement.** This Agreement shall enure to the benefit of and be binding upon the parties and their respective heirs, executors, administrators and successors but otherwise cannot be assigned.

35. **Assignability.** Neither this Subscription Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof will be assignable by the Subscriber without the prior written consent of the Issuer.

36. **Counterparts.** This Agreement may be executed in any number of counterparts, each of which when delivered, either in original or facsimile or other electronic form, shall be deemed to be an original and all of which together shall constitute one and the same document. If less than a complete copy of this Agreement is delivered to the Issuer by the Subscriber (other than the execution pages of this Agreement required to be executed by the Subscriber), the Issuer and its advisers are entitled to assume, and the Subscriber shall be deemed to have represented and warranted to the Issuer, that the Subscriber accepts and agrees to all of the terms and conditions of the pages of this Agreement that are not delivered, without any alteration.

37. **Language.** The parties hereto confirm their express wish that this Agreement and all documents and agreements directly or indirectly relating hereto be drawn up in the English language. Les parties reconnaissent leur volonté expresse que la présente convention de souscription ainsi que tous les documents et contrats s'y rattachant directement ou indirectement soient rédigés en anglais.

38. **Independent Legal Advice.** The Subscriber has had adequate opportunity to consult and has actually consulted independent legal counsel regarding the legal meaning and potential consequences of this Subscription Agreement, and of performing its obligations under the Subscription Agreement and that it has not been induced to enter into this Agreement by reason of coercion or undue influence.

END OF APPENDIX I

APPENDIX II

ESCROW AGENT DIRECTION

TO: COMPUTERSHARE TRUST COMPANY OF CANADA

This irrevocable Escrow Agent Direction is being provided pursuant to section _____ of the Escrow Agreement (the "**Escrow Agreement**") dated February _____, 2025 among Premium Resources Ltd. (the "**Issuer**"), Computershare Trust Company of Canada (the "**Escrow Agent**") and Fiore Management & Advisory Corp. (the "**Agent**").

Capitalized terms which are not otherwise defined herein shall have the meanings ascribed to such terms in the Escrow Agreement.

The undersigned confirm that the conditions to closing the Private Placement have been satisfied and the Escrow Agent is hereby irrevocably directed and authorized, in its capacity as Escrow Agent, to release the Escrowed Funds to the Issuer by wire transfer pursuant to the wire instructions provided.

DATED this _____ day of _________________, 2025.

PREMIUM RESOURCES LTD.

Per: ____
Name:
Title:

FIORE MANGEMENT & ADVISORY CORP.

Per: ____
Name:
Title: